UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05576

Name of Fund:  Merrill Lynch Global Allocation Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Global Allocation Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
April 30, 2006


Merrill Lynch
Global Allocation Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Global Allocation Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



We are pleased to present to you the management team of

              Merrill Lynch Global Allocation Fund, Inc.

Dennis Stattman, who joined Merrill Lynch Investment Managers in 1989, is Senior Portfolio Manager of Merrill Lynch Global Allocation Fund. Mr. Stattman received a bachelor's degree from the University of Virginia and an MBA from the University of Chicago and is a CFA (R) charterholder. Mr. Stattman's investment team includes Associate Portfolio Manager Dan Chamby and Analysts Karen Morely Westcott, James Wei, Catharine Brady Rauscher and Lisa O'Donnell. Mr. Chamby holds a bachelor's degree from Duquesne University and an MBA from the Wharton School of the University of Pennsylvania and is a CFA charterholder. Ms. Westcott received an MBA from Boston College and is a CFA charterholder. Mr. Wei received a bachelor's degree from the California Institute of Technology and both a master's degree and an MBA from the University of Chicago and is a CFA charterholder. Ms. Rauscher earned a bachelor's degree from The Pennsylvania State University and an MBA from St. Joseph's University and is a CFA charterholder. Ms. O'Donnell received a bachelor's degree from The College of William and Mary and a Juris Doctorate from Rutgers University School of Law.


Dennis Stattman
Senior Portfolio Manager



Table of Contents                                              Page

A Letter From the President                                       2
A Discussion With Your Fund's Portfolio Manager                   4
Announcement to Shareholders                                      6
Portfolio Information                                             6
Performance Data                                                  8
Disclosure of Expenses                                           11
Schedule of Investments                                          12
Financial Information                                            28
Financial Highlights                                             31
Notes to Financial Statements                                    36
Officers and Directors                                           42


CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the CFA Institute.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



A Discussion With Your Fund's Portfolio Manager


The Fund generated a positive, double-digit return and outperformed its Reference Portfolio for the six-month period, benefiting from an asset allocation that favored Asian equities over U.S. equities and fixed income securities.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended April 30, 2006, Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +13.62%, +13.21%, +13.18%, +13.77% and +13.46%, respectively. Fund results significantly exceeded the +9.45% return of its Reference Portfolio for the six-month period, but fell short of the +17.18% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 8 - 10 of this report to shareholders. A full description of the Reference Portfolio can be found on page 9 of this report to shareholders.)

The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the six months ended April 30, 2006, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +9.64%; the FTSE World Index (ex-U.S.) returned +24.65%; the Merrill Lynch Treasury Index GA05 returned -0.19%; and the Citigroup World Government Bond Index (ex-U.S.) returned +2.39%.

The Fund slightly underperformed its comparable Lipper category of Global Flexible Portfolio Funds, which posted an average return of +14.02% for the six months ended April 30, 2006. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

The Fund was able to capitalize on favorable equity performance in most developed markets around the world. While U.S. stocks, as measured by the S&P 500 Index, returned +9.64% for the six-month period, the MSCI Europe Index and the MSCI Pacific Index returned +22.55% and +23.64%, respectively. The Pacific region's strong advance was led by South Korea, Japan and India, where the KOSPI, Nikkei and Sensex indexes rose 35.77%, 27.76% and 51.12%, respectively. Advances in equity prices were propelled by rising gross domestic product and strong corporate profits in the world's developed economies, despite increasing interest rates and energy prices. Oil prices, which reached an all-time high of $75 per barrel on April 21, 2006, rose more than 22% over the six-month period. Meanwhile, the U.S. Federal Reserve Board (the Fed) continued its campaign to "normalize" short-term interest rates, increasing the federal funds rate 100 basis points (1%) during the period and 25 basis points more on May 10, 2006, bringing the target rate to 5%.

Bond markets in most developed nations fell in U.S. dollar terms as central banks appeared to be in a synchronized rate-tightening mode. In the United States, the long end of the Treasury market finally started to show signs of succumbing to the Fed interest rate hikes, as the 10-year Treasury yield rose from 4.57% to 5.05%. In Asia, long-term government bonds continued to fall in dollar terms in Japan, Hong Kong, South Korea, Taiwan and Singapore. Although the Bank of Japan opted not to increase short-term interest rates, the Japanese central bank signaled that it is prepared to end a long-standing "quantitative easing" policy. Investors, encouraged by Asian corporate profitability and perhaps concerned about the possibility of higher short-term rates, continued to shift capital into equities. In Europe, meanwhile, bonds declined in dollar terms as the European Central Bank raised its benchmark rate for the first time in five years. U.K. gilts also declined during the period amid inflation concerns, despite no change in the Bank of England's interest policy.


What factors most influenced Fund performance during the period?

The Fund's performance reflected an asset allocation strategy that included a slight underweight in equities at the beginning of the period and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. During the six-month period, the Fund benefited from a significant overweight exposure to Asian equities, notably in India, Japan and South Korea, and effective stock selection in the United States as global equity markets appreciated. The Fund's performance was further enhanced by effective security selection in the industrials, energy and consumer staples sectors as the price of oil continued to rise and consumer spending remained strong. In addition, growth in Asia, notably in China, continued to fuel demand for raw materials, particularly energy resources, and capital investment in energy-related production.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Although we were considerably underweight in fixed income as a whole, the Fund continued to benefit from the makeup of its fixed income component. This included some exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging markets debt. The Fund remained underweight in its exposure to U.S. Treasury issues and non-U.S.-dollar sovereign debt, notably in Japan, as yields remained unattractive.

Offsetting the positives somewhat, relative to the Reference Portfolio, was an underweight position in European equities, which appreciated during the six-month period.


What changes were made to the portfolio during the period?

We continued to focus on attractively valued stocks around the world, particularly in Asia. We believe valuations in Asia, especially Japan, remain attractive relative to the rest of the world, despite the strong performance in these markets over the past year. Our strategy included increasing the quality of the equity portfolio and taking profits in stocks that had significantly appreciated, notably trimming our overweight positions in the strong-performing materials and energy sectors.

We began and ended the period with an equity weighting of 57.6% of net assets, slightly below the Reference Portfolio's 60%. During the six months, we modestly trimmed the Fund's exposure to U.S. equities and increased exposure to equities in Brazil and Asia. We believe corporate earnings growth rates in the United States will continue to slow and the sustainability of consumer spending will abate as interest rates rise and inflation expectations increase.

The Fund was significantly underweight in fixed income securities throughout the six months, beginning the period with 20.2% of net assets invested in bonds worldwide compared to the Reference Portfolio's 40%. The Fund increased its exposure to U.S. Treasury Inflation Protected Securities (TIPS) and ended the period with a fixed income weighting of approximately 25%. (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.) Approximately 3.1% of the Fund's net assets was invested in convertible securities as of April 30, 2006. These securities are reported as a portion of the Fund's fixed income allocation, although some of these securities may tend to perform similar to equities. Given the changes outlined above, primarily the increase in fixed income exposure, the Fund's position in cash equivalent securities decreased from 22.2% of net assets to 18.0% over the past six months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.


How would you characterize the Fund's position at the close of the period?

Compared to its Reference Portfolio, the Fund ended the period slightly underweight in equities, significantly underweight in fixed income securities and overweight in cash reserves.

Within the equity segment, the investment team looks for undervalued companies that are expected to generate above-average rates of return. The Fund ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, financials, materials, industrials and telecommunications sectors. It had underweights in health care, consumer discretionary and technology, and relatively neutral weightings in utilities and consumer staples.

At April 30, 2006, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates. As for currency exposure, we ended the period with underweights in the U.S. dollar, British pound sterling and the euro, and small overweight positions in several Asian currencies.

Once again, the portfolio's equity allocation at period-end - although relatively neutral to our Reference Portfolio - was still higher than during most of the Fund's history. For that reason, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.


Dennis Stattman
Vice President and Senior Portfolio Manager


Dan Chamby
Vice President and Assistant Portfolio Manager


May 15, 2006



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.


Portfolio Information

Overall Asset Exposure as of April 30, 2006

                                                     Percent of Fund's Net Assets     Reference Portfolio+++
                                                        4/30/06       10/31/05             Percentages
U.S. Equities                                             22.8*%        23.7 %                 36.0%
European Equities                                         11.3*         11.0*                  14.2
Pacific Basin Equities                                    20.1          20.2                    7.8
Other Equities                                             3.7           2.7                    2.0
Total Equities                                            57.9*         57.6*                  60.0

U.S. Dollar Denominated Fixed Income Securities           15.5          12.0                   24.0
     U.S. Issuers                                         12.8           9.2                    --
     Non-U.S. Issuers                                      2.7           2.8                    --
Non-U.S. Dollar Denominated Fixed Income Securities        8.6           8.2                   16.0
Total Fixed Income Securities                             24.1++        20.2++                 40.0

Cash & Cash Equivalents**                                 18.0          22.2                    --

  * Includes value of financial futures contracts.

 ** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.

 ++ Includes Preferred Stock.

+++ The Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the
    S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05;
    and 16% Citigroup World Government Bond Index (Ex-U.S.). Descriptions of these Indexes can be found on page 9 of this report to shareholders in the "Recent Performance Results" section.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Portfolio Information (concluded)


Worldwide Investments as of April 30, 2006


Breakdown of Equity &
Fixed Income Securities                        Percent of
By Country                                    Net Assets++

United States                                     54.2%*
Japan                                              9.7
Europe                                             4.2*
United Kingdom                                     3.8
Germany                                            3.8
France                                             3.5
India                                              3.1
Brazil                                             2.5
South Korea                                        2.3
Canada                                             1.9
Singapore                                          1.7*
Hong Kong                                          1.4
Malaysia                                           1.3
Switzerland                                        1.3*
Australia                                          1.3
Italy                                              1.1
Netherlands                                        1.0
Thailand                                           1.0
Sweden                                             0.9
Taiwan                                             0.7
China                                              0.6
Mexico                                             0.4
Spain                                              0.4
Chile                                              0.3
Israel                                             0.3
Poland                                             0.3
Finland                                            0.3
Ireland                                            0.2
New Zealand                                        0.2
Norway                                             0.2
South Africa                                       0.1
Belgium                                            0.1
Hungary                                            0.1
Iceland                                            0.1
Peru                                                --**
Indonesia                                           --**
Luxembourg                                          --**
Russia                                              --**

++ Total may not equal 100%.

 * Includes investments in short-term securities.

** Holdings are less than 0.1%.



Five Largest Industries                        Percent of
(Equity Investments)                           Net Assets

Oil, Gas & Consumable Fuels                        7.1%
Insurance                                          5.6
Commercial Banks                                   5.5
Metals & Mining                                    2.7
Construction & Engineering                         2.3


  For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.
  This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



Ten Largest Holdings                           Percent of
(Equity Investments)                           Net Assets

Reliance Industries Ltd.                          0.9%
General Electric Co.                              0.9
Foster Wheeler Ltd.                               0.8
Millea Holdings, Inc.                             0.8
Mitsui Sumitomo
   Insurance Co., Ltd.                            0.7
American International
   Group, Inc.                                    0.7
Microsoft Corp.                                   0.6
Exxon Mobil Corp.                                 0.6
Cisco Systems, Inc.                               0.6
CSX Corp.                                         0.6



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Performance Data


About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares performance would have been lower.

* Class R Shares do not incur a maximum sales charge (front-end load) or a deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Performance Data (continued)

Recent Performance Results
                                                               6-Month         12-Month          10-Year
As of April 30, 2006                                         Total Return    Total Return      Total Return
ML Global Allocation Fund, Inc.--Class A Shares*                +13.62%         +21.42%          +197.16%
ML Global Allocation Fund, Inc.--Class B Shares*                +13.21          +20.45           +179.68
ML Global Allocation Fund, Inc.--Class C Shares*                +13.18          +20.52           +175.23
ML Global Allocation Fund, Inc.--Class I Shares*                +13.77          +21.77           +204.91
ML Global Allocation Fund, Inc.--Class R Shares*                +13.46          +21.07           +191.26
FTSE World Index**                                              +17.18          +26.76           +119.19
Reference Portfolio***                                          + 9.45          +12.66           +107.59
U.S. Stocks: S&P 500 (R) Index****                              + 9.64          +15.42           +135.44
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****       +24.65          +37.47           +109.52
U.S. Bonds: ML Treasury Index GA05++                            - 0.19          - 1.13           + 69.81
Non-U.S. Bonds: Citigroup World Government
Bond Index (Ex-U.S.)++++                                        + 2.39          - 4.90           + 61.63

    * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

   ** This unmanaged broad-based capitalization-weighted Index is comprised of 2,200 equities from
      24 countries in 12 regions, including the United States.

  *** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500
      Index; 24% of the FTSE World Index (Ex-U.S.) Equities; 24% of the Merrill Lynch Treasury Index
      GAO5; and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

 **** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.

   ++ This unmanaged Index is designed to track the total return of the current coupon five-year U.S.
      Treasury bond.

 ++++ This unmanaged market capitalization-weighted Index tracks ten government bond indexes, excluding the United States.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Performance Data (concluded)


Average Annual Total Return



                                      Return Without    Return With
                                       Sales Charge    Sales Charge**
Class A Shares*

One Year Ended 4/30/06                    +21.42%          +15.05%
Five Years Ended 4/30/06                  +10.95           + 9.76
Ten Years Ended 4/30/06                   +11.51           +10.91



                                          Return           Return
                                       Without CDSC    With CDSC++++
Class B Shares++

One Year Ended 4/30/06                    +20.45%          +16.45%
Five Years Ended 4/30/06                  +10.09           + 9.82
Ten Years Ended 4/30/06                   +10.83           +10.83



                                          Return           Return
                                       Without CDSC    With CDSC++++
Class C Shares++++++

One Year Ended 4/30/06                    +20.52%          +19.52%
Five Years Ended 4/30/06                  +10.09           +10.09
Ten Years Ended 4/30/06                   +10.65           +10.65



Class I Shares                                             Return

One Year Ended 4/30/06                                     +21.77%
Five Years Ended 4/30/06                                   +11.23
Ten Years Ended 4/30/06                                    +11.79


Class R Shares                                             Return

One Year Ended 4/30/06                                     +21.07%
Five Years Ended 4/30/06                                   +10.77
Ten Years Ended 4/30/06                                    +11.28

     * Maximum sales charge is 5.25%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Assuming payment of applicable contingent deferred sales charge.

++++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on November 1, 2005 and held through April 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning            Ending      During the Period*
                                                            Account Value      Account Value    November 1, 2005
                                                             November 1,         April 30,       to April 30,
                                                                 2005               2006              2006
Actual

Class A                                                         $1,000           $1,136.20           $5.60
Class B                                                         $1,000           $1,132.10           $9.57
Class C                                                         $1,000           $1,131.80           $9.57
Class I                                                         $1,000           $1,137.70           $4.30
Class R                                                         $1,000           $1,134.60           $6.91

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.25           $5.30
Class B                                                         $1,000           $1,015.53           $9.04
Class C                                                         $1,000           $1,015.53           $9.04
Class I                                                         $1,000           $1,020.48           $4.06
Class R                                                         $1,000           $1,018.03           $6.53

 * For each class of the Fund, expenses paid are equal to the annualized expense ratio for the class
   (1.07% for Class A, 1.83% for Class B, 1.83% for Class C, .82% for Class I and 1.32% for Class R),
   multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments                                       (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Australia--1.1%

   Beverages--0.1%

   Coca-Cola Amatil Ltd.                             1,050,000  $     5,799,872

   Capital Markets--0.2%

   Macquarie Bank Ltd.                                 425,000       23,024,219

   Food Products--0.0%

   Great Southern Plantations Ltd.                   1,250,000        3,708,383

   Metals & Mining--0.4%

   BHP Billiton Ltd.                                 1,000,000       22,231,327
   Newcrest Mining Ltd.                                650,000       11,244,651
   Rio Tinto Ltd.                                      350,000       20,886,445
   Zinifex Ltd.                                      1,000,000        7,853,046
                                                                ---------------
                                                                     62,215,469

   Oil, Gas & Consumable Fuels--0.1%

   Excel Coal Ltd.                                     900,000        5,824,911
   Woodside Petroleum Ltd.                             200,000        7,101,885
                                                                ---------------
                                                                     12,926,796

   Transportation Infrastructure--0.3%

   Macquarie Airports                                2,000,000        4,977,389
   Macquarie Infrastructure Group                   11,500,000       31,150,414
   Transurban Group                                  2,475,000       12,394,154
                                                                ---------------
                                                                     48,521,957

   Total Common Stocks in Australia                                 156,196,696


Belgium--0.1%

   Leisure Equipment & Products--0.1%

   AGFA-Gevaert NV                                     658,534       13,330,446

   Total Common Stocks in Belgium                                    13,330,446


Brazil--1.4%

   Airlines--0.0%

   Gol--Linhas Aereas Inteligentes
      SA (d)(e)                                        155,000        5,745,850

   Chemicals--0.1%

   Braskem SA                                          880,000        6,185,774

   Commercial Banks--0.0%

   Uniao de Bancos Brasileiros SA (e)                   60,000        4,761,000

   Construction & Engineering--0.1%

   Obrascon Huarte Lain Brasil SA (b)                  506,100        6,168,793

   Electric Utilities--0.0%

   Cia Energetica de Minas Gerais (e)                  110,000        5,212,900

   Food & Staples Retailing--0.0%

   Cia Brasileira de Distribuicao Grupo
      Pao de Acucar                                125,000,000        4,823,670

   Food Products--0.1%

   Cosan SA Industria e Comercio (b)                   217,000       16,664,770

   Internet & Catalog Retail--0.1%

   Submarino SA                                        310,000        8,375,374

   Metals & Mining--0.2%

   Companhia Vale do Rio Doce
      (Preference 'A' Shares) (e)                      350,000       15,568,000
   Usinas Siderurgicas de Minas Gerais SA
      (Preference 'A' Shares)                          300,000       11,404,662
                                                                ---------------
                                                                     26,972,662

   Oil, Gas & Consumable Fuels--0.6%

   Petroleo Brasileiro SA (e)                          850,000       84,005,500



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Brazil (concluded)

   Paper & Forest Products--0.0%

   Aracruz Celulose SA (e)                              85,000  $     4,681,800

   Road & Rail--0.0%

   Localiza Rent A Car SA                              197,600        4,157,513

   Software--0.1%

   Totvs SA (b)                                        500,000        9,802,750

   Transportation Infrastructure--0.1%

   All America Latina Logistica SA                     120,000        7,574,991

   Water Utilities--0.0%

   Companhia de Saneamento de
      Minas Gerais (b)                                 500,000        5,037,657

   Wireless Telecommunication
   Services--0.0%

   Vivo Participacoes SA (d)(e)                      1,300,000        5,369,000

   Total Common Stocks in Brazil                                    205,540,004


Canada--1.6%

   Chemicals--0.0%

   Agrium Inc.                                         190,000        4,905,800

   Communications Equipment--0.1%

   Nortel Networks Corp. (b)                         3,037,000        8,078,420

   Insurance--0.0%

   Sun Life Financial, Inc.                             11,400          479,484

   Metals & Mining--0.6%

   Alamos Gold, Inc. (b)                             1,800,000       16,947,035
   Barrick Gold Corp.                                  379,740       11,574,475
   Bema Gold Corp. (b)                               8,463,000       47,732,060
   IPSCO, Inc.                                           4,600          474,628
   Kinross Gold Corp. (b)                            1,000,000       12,250,000
                                                                ---------------
                                                                     88,978,198

   Oil, Gas & Consumable Fuels--0.3%

   Petro-Canada                                        278,600       13,674,535
   Suncor Energy, Inc.                                  18,000        1,537,923
   Suncor Energy, Inc. (e)                             300,000       25,722,000
   Talisman Energy, Inc.                                75,000        4,226,050
                                                                ---------------
                                                                     45,160,508

   Pharmaceuticals--0.0%

   Biovail Corp.                                        19,600          510,776

   Road & Rail--0.4%

   Canadian Pacific Railway Ltd.                     1,155,800       61,325,421

   Wireless Telecommunication
   Services--0.2%

   Rogers Communications, Inc. Class B                 701,400       29,788,458

   Total Common Stocks in Canada                                    239,227,065


Chile--0.0%

   Electric Utilities--0.0%

   Enersis SA (e)                                      400,000        4,884,000

   Total Common Stocks in Chile                                       4,884,000


China--0.5%

   Automobiles--0.0%

   Denway Motors Ltd.                               10,000,000        4,030,360

   Electrical Equipment--0.1%
   Shanghai Electric Group Corp. (b)                24,766,000        9,582,326



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

China (concluded)

   Insurance--0.1%

   China Life Insurance Co. Ltd. (b)(e)                124,300  $     6,702,256
   Ping An Insurance Group Co. of
      China Ltd.                                     1,725,000        4,749,860
                                                                ---------------
                                                                     11,452,116

   Oil, Gas & Consumable Fuels--0.2%

   China Shenhua Energy Co. Ltd. Class H            10,633,400       19,268,250
   Yanzhou Coal Mining Co. Ltd.                      8,191,300        6,972,533
                                                                ---------------
                                                                     26,240,783

   Road & Rail--0.1%

   Guangshen Railway Co. Ltd.                       34,361,300       13,184,096

   Transportation Infrastructure--0.0%

   Hainan Meilan International Airport
      Co., Ltd.                                      5,459,600        3,098,185

   Total Common Stocks in China                                      67,587,866


Finland--0.3%

   Communications Equipment--0.1%

   Nokia Oyj (e)                                       300,000        6,798,000

   Electric Utilities--0.2%

   Fortum Oyj                                        1,386,103       34,955,071

   Total Common Stocks in Finland                                    41,753,071


France--1.8%

   Automobiles--0.4%

   Peugeot SA                                          356,902       23,422,719
   Renault SA                                          280,839       32,545,868
                                                                ---------------
                                                                     55,968,587

   Commercial Banks--0.6%

   BNP Paribas                                         503,316       47,486,828
   BNP Paribas (b)                                      52,392        4,774,788
   Credit Agricole SA                                1,001,729       40,302,851
                                                                ---------------
                                                                     92,564,467

   Communications Equipment--0.0%

   Alcatel SA (b)(d)(e)                                244,500        3,525,690

   Construction & Engineering--0.2%

   Vinci SA                                            199,338       19,773,851
   Vinci SA (b)                                         36,243        3,538,152
                                                                ---------------
                                                                     23,312,003

   Food & Staples Retailing--0.2%

   Carrefour SA                                        481,845       27,907,885

   Oil, Gas & Consumable Fuels--0.4%

   Total SA                                            223,786       61,790,836

   Total Common Stocks in France                                    265,069,468


Germany--1.6%

   Air Freight & Logistics--0.2%

   Deutsche Post AG                                  1,176,073       31,302,886

   Chemicals--0.2%

   BASF AG                                             330,223       28,269,055

   Commercial Banks--0.1%

   Deutsche Postbank AG                                267,256       20,400,964

   Construction & Engineering--0.2%

   Hochtief AG                                         355,814       24,292,540

   Industrial Conglomerates--0.3%

   Siemens AG                                          453,631       42,856,292



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Germany (concluded)

   Insurance--0.1%

   Allianz AG Registered Shares                        113,645  $    18,996,424

   Metals & Mining--0.3%

   ThyssenKrupp AG                                   1,118,180       36,804,569

   Multi-Utilities--0.2%

   RWE AG                                              334,107       28,921,401

   Total Common Stocks in Germany                                   231,844,131


Hong Kong--0.9%

   Commercial Banks--0.2%

   HSBC Holdings Plc                                 1,263,659       21,545,430

   Electric Utilities--0.1%

   Cheung Kong Infrastructure Holdings Ltd.          4,499,900       14,683,081

   Industrial Conglomerates--0.2%

   Hutchison Whampoa Ltd.                            3,330,000       32,683,059

   Real Estate--0.4%

   Cheung Kong Holdings Ltd.                         1,590,000       17,912,403
   Sun Hung Kai Properties Ltd.                      1,991,700       22,758,910
   Wharf Holdings Ltd.                               4,000,000       16,044,057
                                                                ---------------
                                                                     56,715,370

   Total Common Stocks in Hong Kong                                 125,626,940


Hungary--0.1%

   Oil, Gas & Consumable Fuels--0.1%

   Mol Magyar Olaj-es Gazipari Rt.                     170,228       20,226,339

   Total Common Stocks in Hungary                                    20,226,339


India--2.4%

   Automobiles--0.2%

   Bajaj Auto Ltd.                                     390,000       25,539,942

   Chemicals--0.9%

   Reliance Industries Ltd.                          6,000,000      134,627,630

   Commercial Banks--0.1%

   State Bank of India Ltd.                            568,500       11,168,117

   Construction Materials--0.2%

   Gujarat Ambuja Cements Ltd.                       8,594,982       22,283,995

   Consumer Finance--0.0%

   Reliance Capital Ventures Ltd. (b)                6,400,000        3,662,028

   IT Services--0.3%

   Infosys Technologies Ltd.                           605,000       42,213,281

   Oil, Gas & Consumable Fuels--0.1%

   Hindustan Petroleum Corp.                           200,000        1,433,819
   Reliance Energy Ventures Ltd. (b)                 6,400,000        6,105,755
   Reliance Natural Resources Ltd. (b)               6,400,000        4,210,620
                                                                ---------------
                                                                     11,750,194

   Pharmaceuticals--0.0%

   Wockhardt Ltd.                                      150,000        1,475,287

   Road & Rail--0.1%

   Container Corp. of India                            470,000       17,004,342

   Thrifts & Mortgage Finance--0.2%

   Housing Development Finance Corp.                 1,250,000       36,133,530

   Wireless Telecommunication
   Services--0.3%

   Reliance Communication Ventures Ltd. (b)          6,400,000       42,840,031

   Total Common Stocks in India                                     348,698,377



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Indonesia--0.0%

   Commercial Banks--0.0%

   Bank Danamon Indonesia Tbk PT                     7,000,000  $     4,100,085

   Total Common Stocks in Indonesia                                   4,100,085


Ireland--0.2%

   Commercial Banks--0.2%

   Allied Irish Banks Plc                            1,298,235       31,316,463

   Total Common Stocks in Ireland                                    31,316,463


Israel--0.3%

   Communications Equipment--0.2%

   ECI Telecom Ltd. (b)(e)                           3,115,000       33,268,200

   Pharmaceuticals--0.1%

   Teva Pharmaceutical Industries Ltd. (e)             250,001       10,125,040

   Software--0.0%

   Ectel Ltd. (b)(e)                                   166,000          909,680

   Total Common Stocks in Israel                                     44,302,920


Italy--1.0%

   Commercial Banks--0.4%

   Capitalia SpA                                     2,437,068       21,120,621
   UniCredito Italiano SpA                           4,686,881       35,263,633
                                                                ---------------
                                                                     56,384,254

   Electric Utilities--0.2%

   Enel SpA                                          2,333,483       20,152,367

   Insurance--0.1%

   Assicurazioni Generali SpA                          537,427       20,112,810

   Oil, Gas & Consumable Fuels--0.3%

   ENI SpA                                           1,621,835       49,480,196

   Total Common Stocks in Italy                                     146,129,627


Japan--9.4%

   Auto Components--0.1%

   Toyota Industries Corp.                             450,000       20,017,513

   Automobiles--0.5%

   Honda Motor Co., Ltd.                               179,100       12,687,557
   Suzuki Motor Corp.                                2,500,000       60,858,144
                                                                ---------------
                                                                     73,545,701

   Beverages--0.5%

   Coca-Cola Central Japan Co., Ltd.                     1,500       14,185,639
   Coca-Cola West Japan Co., Ltd.                      815,500       20,066,156
   Hokkaido Coca-Cola Bottling Co., Ltd.               717,000        4,884,641
   Kinki Coca-Cola Bottling Co., Ltd.                1,007,000       11,154,597
   Mikuni Coca-Cola Bottling Co., Ltd.               1,477,500       17,323,752
                                                                ---------------
                                                                     67,614,785

   Building Products--0.1%

   Asahi Glass Co., Ltd.                             1,250,000       17,600,701

   Capital Markets--0.3%

   Nomura Holdings, Inc.                             1,750,000       39,459,282

   Chemicals--0.4%

   Shin-Etsu Chemical Co., Ltd.                        550,000       31,690,018
   Sumitomo Chemical Co., Ltd.                       3,249,300       28,395,809
                                                                ---------------
                                                                     60,085,827



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Japan (continued)

   Commercial Banks--0.9%

   The Bank of Fukuoka Ltd.                          2,674,000  $    22,977,331
   The Bank of Yokohama Ltd.                         2,000,000       15,639,229
   Mitsubishi UFJ Financial Group, Inc.                  1,855       29,075,744
   Shinsei Bank Ltd.                                 2,749,600       19,189,415
   Sumitomo Mitsui Financial Group, Inc.                 4,400       48,161,121
                                                                ---------------
                                                                    135,042,840

   Construction & Engineering--0.4%

   JGC Corp.                                         1,750,000       30,571,366
   Kinden Corp.                                      1,440,000       13,529,947
   Okumura Corp.                                     3,250,000       17,985,989
                                                                ---------------
                                                                     62,087,302

   Consumer Finance--0.2%

   Credit Saison Co., Ltd.                             550,000       28,752,189

   Diversified Financial Services--0.0%

   NCB Holdings Ltd.                                    34,970        5,944,900

   Electric Utilities--0.1%

   Chubu Electric Power Co., Inc.                      400,000       10,472,855

   Electrical Equipment--0.5%

   RHJ International (b)(d)                          2,146,500       53,265,711
   RHJ International (b)(j)                            911,000       22,606,598
                                                                ---------------
                                                                     75,872,309

   Electronic Equipment
   & Instruments--0.2%

   Hitachi Ltd.                                      1,000,000        7,416,813
   Murata Manufacturing Co., Ltd.                      400,000       29,036,778
                                                                ---------------
                                                                     36,453,591

   Food & Staples Retailing--0.3%

   Ministop Co., Ltd.                                  200,000        4,597,198
   Seven & I Holdings Co. Ltd.                       1,000,000       38,616,462
                                                                ---------------
                                                                     43,213,660

   Food Products--0.2%

   Ajinomoto Co., Inc.                               1,461,400       18,145,930
   House Foods Corp.                                   250,000        4,154,991
                                                                ---------------
                                                                     22,300,921

   Gas Utilities--0.2%

   Tokyo Gas Co., Ltd.                               5,972,000       28,814,116

   Household Durables--0.0%

   Rinnai Corp.                                        175,000        4,811,734

   Household Products--0.1%

   Rohto Pharmaceutical Co., Ltd.                      838,700       10,178,968

   Insurance--2.3%

   Aioi Insurance Co., Ltd.                          7,750,600       55,923,769
   Millea Holdings, Inc.                                 5,700      113,301,226
   Mitsui Sumitomo Insurance Co., Ltd.               7,713,350      103,677,690
   Nipponkoa Insurance Co., Ltd.                     6,750,000       60,111,646
                                                                ---------------
                                                                    333,014,331

   Machinery--0.3%

   Fanuc Ltd.                                          150,000       14,146,235
   Kubota Corp.                                      2,500,000       28,174,256
                                                                ---------------
                                                                     42,320,491

   Media--0.1%

   Toho Co., Ltd.                                      765,500       14,780,451



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Japan (concluded)

   Office Electronics--0.3%

   Brother Industries Ltd.                             750,000  $     8,366,900
   Canon, Inc.                                         500,000       38,134,851
                                                                ---------------
                                                                     46,501,751

   Pharmaceuticals--0.5%

   Shionogi & Co., Ltd.                                918,800       15,455,471
   Takeda Pharmaceutical Co., Ltd.                     800,000       48,756,567
   Tanabe Seiyaku Co., Ltd.                            994,000       11,680,806
                                                                ---------------
                                                                     75,892,844

   Real Estate--0.2%

   Marco Polo Investment Holdings Ltd.                   4,121       10,509,134
   NTT Urban Development Co.                             2,400       19,649,737
                                                                ---------------
                                                                     30,158,871

   Road & Rail--0.1%

   East Japan Railway Co.                                2,600       20,239,930

   Tobacco--0.1%

   Japan Tobacco, Inc.                                   4,930       19,771,804

   Trading Companies
   & Distributors--0.3%

   Mitsubishi Corp.                                  1,876,200       45,262,093

   Wireless Telecommunication
   Services--0.2%

   NTT DoCoMo, Inc.                                     18,500       27,539,405

   Total Common Stocks in Japan                                   1,397,751,165


Luxembourg--0.0%

   Wireless Telecommunication
   Services--0.0%

   Millicom International Cellular SA (b)               10,400          511,472


   Total Common Stocks in Luxembourg                                    511,472


Malaysia--0.5%

   Diversified Telecommunication
   Services--0.0%

   Telekom Malaysia Bhd                              2,500,000        6,725,066

   Electric Utilities--0.1%

   Tenaga Nasional Bhd                               8,125,000       19,166,437

   Food Products--0.2%

   IOI Corp. Bhd                                     5,600,000       21,939,578

   Independent Power Producers
   & Energy Traders--0.0%

   Malakoff Bhd                                      1,000,000        2,703,821

   Tobacco--0.1%

   British American Tobacco Malaysia Bhd             1,100,000       12,670,713

   Transportation Infrastructure--0.0%

   PLUS Expressways Bhd                              3,859,800        2,960,476

   Wireless Telecommunication
   Services--0.1%

   Maxis Communications Bhd                          4,500,000       10,863,567

   Total Common Stocks in Malaysia                                   77,029,658


Mexico--0.3%

   Beverages--0.1%

   Fomento Economico Mexicano, SA
      de CV (e)                                        200,000       18,576,000

   Food Products--0.0%

   Grupo Industrial Maseca SA de CV 'B'              5,842,600        3,683,573



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Mexico (concluded)

   Media--0.2%

   Grupo Televisa, SA (e)                            1,400,000   $   29,680,000

   Total Common Stocks in Mexico                                     51,939,573


Netherlands--0.4%

   Diversified Financial Services--0.4%

   ING Groep NV CVA                                  1,269,276       51,578,777

   Food & Staples Retailing--0.0%

   Koninklijke Ahold NV (b)                            161,858        1,335,445

   Food Products--0.0%

   Koninklijke Wessanen NV CVA                         375,000        6,055,777

   Total Common Stocks in the Netherlands                            58,969,999


New Zealand--0.1%

   Diversified Financial Services--0.0%

   Guinness Peat Group Plc                           3,296,593        5,659,567

   Diversified Telecommunication
   Services--0.1%

   Telecom Corp. of New Zealand Ltd.                 2,000,000        7,286,831

   Electric Utilities--0.0%

   Contact Energy Ltd.                               1,115,000        5,643,416

   Total Common Stocks in New Zealand                                18,589,814


Norway--0.2%

   Oil, Gas & Consumable Fuels--0.2%

   Statoil ASA                                         915,775       30,093,456

   Total Common Stocks in Norway                                     30,093,456


Peru--0.0%

   Metals & Mining--0.0%

   Cia de Minas Buenaventura SA (e)                    150,000        4,558,500

   Total Common Stocks in Peru                                        4,558,500


Singapore--1.4%

   Commercial Banks--0.1%

   Oversea-Chinese Banking Corp.                     3,000,000       12,898,331

   Diversified Telecommunication
   Services--0.2%

   Singapore Telecommunications Ltd. (b)            19,846,600       34,131,735

   Health Care Providers & Services--0.1%

   Parkway Holdings Ltd.                             8,500,000       14,026,935

   Industrial Conglomerates--0.5%

   Fraser and Neave Ltd.                             1,550,000       21,658,447
   Keppel Corp. Ltd.                                 5,000,000       48,368,741
                                                                ---------------
                                                                     70,027,188

   Oil, Gas & Consumable Fuels--0.0%

   Pearl Energy Ltd. (b)                             2,225,400        2,743,759

   Real Estate--0.3%

   CapitaLand Ltd.                                   8,000,000       24,785,028
   K-REIT Asia (b)                                   1,430,000        1,347,180
   Keppel Land Ltd.                                  7,150,000       21,428,300
                                                                ---------------
                                                                     47,560,508

   Transportation Infrastructure--0.1%

   SembCorp Logistics Ltd.                           9,000,000       10,185,888

   Wireless Telecommunication
   Services--0.1%

   MobileOne Ltd.                                   12,000,000       16,312,595

   Total Common Stocks in Singapore                                 207,886,939



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

South Africa--0.1%

   Metals & Mining--0.1%

   Gold Fields Ltd. (e)                                500,000   $   12,705,000

   Oil, Gas & Consumable Fuels--0.0%

   Sasol Ltd.                                          135,000        5,640,327

   Paper & Forest Products--0.0%

   Sappi Ltd. (e)                                      300,000        4,212,000

   Total Common Stocks in South Africa                               22,557,327


South Korea--2.2%

   Chemicals--0.2%

   Samsung Fine Chemicals Co., Ltd.                    790,300       24,298,876

   Commercial Banks--0.1%

   Pusan Bank                                          800,000       12,298,558

   Diversified Telecommunication
   Services--0.3%

   KT Corp. (d)(e)                                   2,200,000       51,194,000

   Electric Utilities--0.2%

   Korea Electric Power Corp.                          700,000       31,096,268

   Electrical Equipment--0.2%

   LS Cable Ltd.                                       550,000       22,741,730

   Food Products--0.3%

   CJ Corp.                                            248,000       33,918,575
   Nong Shim Co., Ltd.                                  23,100        6,453,403
                                                                ---------------
                                                                     40,371,978

   Metals & Mining--0.4%

   POSCO                                               131,330       36,619,794
   POSCO (e)                                           400,000       28,188,000
                                                                ---------------
                                                                     64,807,794

   Multiline Retail--0.0%

   Lotte Shopping Co. (b)(e)(j)                        171,000        3,571,557

   Textiles, Apparel & Luxury
   Goods--0.1%

   Cheil Industries, Inc.                              225,000        8,170,324

   Tobacco--0.3%

   KT&G Corp.                                          900,000       50,381,679

   Wireless Telecommunication
   Services--0.1%

   SK Telecom Co., Ltd.                                 70,140       16,471,597

   Total Common Stocks in South Korea                               325,404,361


Spain--0.4%

   Commercial Banks--0.3%

   Banco Bilbao Vizcaya Argentaria SA                2,168,446       47,828,346

   Diversified Telecommunication
   Services--0.1%

   Telefonica SA (e)                                   186,798        8,964,436

   Transportation Infrastructure--0.0%

   Cintra Concesiones de Infraestructuras
      de Transporte SA                                 400,000        5,416,504

   Total Common Stocks in Spain                                      62,209,286


Sweden--0.4%

   Auto Components--0.0%

   Autoliv, Inc.                                         8,600          475,580

   Commercial Banks--0.2%

   Svenska Handelsbanken Class A                       955,850       27,371,751



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Sweden (concluded)

   Diversified Financial Services--0.2%

   Investor AB                                       1,484,663  $    28,946,285

   Total Common Stocks in Sweden                                     56,793,616


Switzerland--0.9%

   Capital Markets--0.5%

   Credit Suisse Group                               1,136,180       71,162,550

   Food Products--0.2%

   Nestle SA Registered Shares                          89,800       27,310,030

   Insurance--0.2%

   Swiss Reinsurance Registered Shares                 148,183       10,782,361
   Zurich Financial Services AG                        106,919       25,939,946
                                                                ---------------
                                                                     36,722,307

   Total Common Stocks in Switzerland                               135,194,887


Taiwan--0.6%

   Building Products--0.0%

   Taiwan Glass Industrial Corp.                     2,200,000        1,799,662

   Commercial Banks--0.1%

   SinoPac Financial Holdings Co., Ltd.             11,505,560        6,382,762
   Taishin Financial Holdings Co., Ltd.              9,335,042        6,144,170
                                                                ---------------
                                                                     12,526,932

   Diversified Financial Services--0.0%

   Fubon Financial Holding Co. Ltd.                  3,751,000        3,632,731

   Diversified Telecommunication
   Services--0.3%

   Chunghwa Telecom Co Ltd.                          2,250,000        4,322,855
   Chunghwa Telecom Co. Ltd. (e)                     2,000,000       41,200,000
                                                                ---------------
                                                                     45,522,855

   Electronic Equipment
   & Instruments--0.2%

   Delta Electronics, Inc.                           6,311,428       19,662,632

   Insurance--0.0%

   Cathay Financial Holding Co., Ltd.                1,645,000        3,686,376

   Machinery--0.0%

   Yungtay Engineering Co., Ltd.                     6,000,000        3,488,372

   Total Common Stocks in Taiwan                                     90,319,560


Thailand--1.0%

   Commercial Banks--0.3%

   Kasikornbank PCL                                  1,000,000        1,809,955
   Siam Commercial Bank PCL Foreign
      Shares                                        21,000,000       36,332,180
                                                                ---------------
                                                                     38,142,135
   Construction Materials--0.2%

   Siam Cement PCL Foreign Shares                    3,000,000       20,282,140
   Siam City Cement PCL Foreign Shares                 641,700        4,611,632
                                                                ---------------
                                                                     24,893,772

   Electronic Equipment
   & Instruments--0.1%

   Hana Microelectronics PCL                        10,500,000        8,035,001

   Food Products--0.0%

   Thai Union Frozen Products PCL Foreign
      Shares                                         3,300,000        2,722,917

   Household Durables--0.1%

   Land and Houses PCL Foreign Shares               38,000,000        8,900,719



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

Thailand (concluded)

   Oil, Gas & Consumable Fuels--0.3%

   PTT Exploration & Production PCL                  6,250,000  $    20,960,873
   PTT PCL                                           4,500,000       30,902,316
                                                                ---------------
                                                                     51,863,189

   Transportation Infrastructure--0.0%

   Bangkok Expressway PCL Foreign Shares             4,950,000        3,003,993

   Wireless Telecommunication
   Services--0.0%

   Advanced Info Service PCL Foreign Shares          2,000,000        4,737,823

   Total Common Stocks in Thailand                                  142,299,549


United Kingdom--3.6%

   Aerospace & Defense--0.2%

   BAE Systems Plc                                   3,218,551       24,424,623

   Beverages--0.1%

   Diageo Plc (e)                                      200,600       13,289,750

   Commercial Banks--1.0%

   Barclays Plc                                      3,924,466       48,863,225
   HBOS Plc                                          2,921,856       51,117,609
   Royal Bank of Scotland Group Plc                  1,682,221       54,763,302
                                                                ---------------
                                                                    154,744,136

   Food Products--0.2%

   Cadbury Schweppes Plc (e)                           639,900       25,570,404
   RHM Plc                                             756,900        3,728,368
                                                                ---------------
                                                                     29,298,772

   Insurance--0.5%

   Aviva Plc                                         2,547,906       37,095,985
   Prudential Plc                                    2,621,519       30,662,852
                                                                ---------------
                                                                     67,758,837

   Oil, Gas & Consumable Fuels--0.6%

   BP Plc                                            2,833,379       34,840,426
   Royal Dutch Shell Plc (e)                           200,000       13,626,000
   Royal Dutch Shell Plc Class B                     1,177,960       41,987,414
                                                                ---------------
                                                                     90,453,840

   Pharmaceuticals--0.0%

   GlaxoSmithKline Plc                                 233,106        6,592,863

   Specialty Retail--0.1%

   Kesa Electricals Plc                              2,909,831       16,766,330

   Transportation Infrastructure--0.2%

   BAA Plc                                           1,686,645       25,982,108

   Wireless Telecommunication
   Services--0.7%

   Vodafone Group Plc                               32,073,003       75,495,381
   Vodafone Group Plc (e)                            1,347,200       31,928,640
                                                                ---------------
                                                                    107,424,021

   Total Common Stocks in the United Kingdom                        536,735,280


United States--25.5%

   Aerospace & Defense--0.1%

   General Dynamics Corp.                               94,000        6,168,280
   Raytheon Co.                                        125,000        5,533,750
                                                                ---------------
                                                                     11,702,030

   Air Freight & Logistics--0.1%

   FedEx Corp.                                         110,000       12,664,300

   Airlines--0.0%

   AMR Corp. (b)                                        17,400          428,736



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (continued)

   Beverages--0.3%

   The Coca-Cola Co.                                   400,000  $    16,784,000
   Constellation Brands, Inc. Class A (b)(d)           300,000        7,410,000
   Molson Coors Brewing Co. Class B                    188,400       13,915,224
                                                                ---------------
                                                                     38,109,224

   Biotechnology--0.1%

   Amgen, Inc. (b)                                      56,200        3,804,740
   Senomyx, Inc. (b)                                   270,000        3,863,700
                                                                ---------------
                                                                      7,668,440

   Capital Markets--0.6%

   The Bank of New York Co., Inc.                      451,900       15,884,285
   The Bear Stearns Cos., Inc.                           3,400          484,534
   Goldman Sachs Group, Inc.                             3,000          480,870
   Knight Capital Group, Inc. Class A (b)            1,696,700       28,436,692
   Lehman Brothers Holdings, Inc.                       25,000        3,778,750
   Mellon Financial Corp.                               36,100        1,358,443
   Morgan Stanley                                      550,000       35,365,000
                                                                ---------------
                                                                     85,788,574

   Chemicals--0.1%

   E.I. du Pont de Nemours & Co.                       300,000       13,230,000
   Lyondell Chemical Co.                               250,000        6,025,000
   Tronox, Inc. Class B                                 90,738        1,569,767
                                                                ---------------
                                                                     20,824,767

   Commercial Banks--0.7%

   Bank of America Corp.                               800,000       39,936,000
   Fifth Third Bancorp (d)                             400,000       16,168,000
   Santander BanCorp                                    63,090        1,469,997
   Wachovia Corp. (d)                                  229,600       13,741,560
   Wells Fargo & Co.                                   414,000       28,437,660
                                                                ---------------
                                                                     99,753,217

   Communications Equipment--1.1%

   3Com Corp. (b)(d)                                 3,374,300       18,187,477
   Cisco Systems, Inc. (b)                           4,211,900       88,239,305
   Comverse Technology, Inc. (b)(d)                    150,000        3,397,500
   Extreme Networks Inc. (b)                           700,000        3,178,000
   JDS Uniphase Corp. (b)                            2,500,000        8,725,000
   Lucent Technologies, Inc. (b)                       800,000        2,232,000
   Motorola, Inc.                                    1,468,200       31,346,070
   Tellabs, Inc. (b)                                   250,000        3,962,500
                                                                ---------------
                                                                    159,267,852

   Computers & Peripherals--0.9%

   Adaptec, Inc. (b)                                 1,600,000        8,848,000
   Brocade Communications Systems,
      Inc. (b)(d)                                    1,250,000        7,700,000
   Hewlett-Packard Co.                                 600,000       19,482,000
   International Business Machines Corp.               635,000       52,285,900
   Lexmark International, Inc. Class A (b)             427,500       20,819,250
   Seagate Technology                                   18,000          478,080
   Sun Microsystems, Inc. (b)                        5,000,000       25,000,000
   Western Digital Corp. (b)                            23,400          492,336
                                                                ---------------
                                                                    135,105,566

   Construction & Engineering--1.4%

   Chicago Bridge & Iron Co. NV                        297,500        7,131,075
   Foster Wheeler Ltd. (b)(r)                        2,656,575      118,376,982
   McDermott International, Inc. (b)                 1,430,200       86,956,160
   Quanta Services, Inc. (b)                           615,400        9,981,788
                                                                ---------------
                                                                    222,446,005



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (continued)

   Containers & Packaging--0.1%

   Crown Holdings, Inc. (b)                            600,000   $    9,618,000
   Smurfit-Stone Container Corp. (b)                   500,000        6,475,000
                                                                ---------------
                                                                     16,093,000

   Diversified Consumer Services--0.3%

   Career Education Corp. (b)                          690,000       25,440,300
   Corinthian Colleges, Inc. (b)                     1,481,200       22,055,068
                                                                ---------------
                                                                     47,495,368

   Diversified Financial Services--0.6%

   CIT Group, Inc.                                       9,000          486,090
   Citigroup, Inc.                                   1,522,558       76,051,772
   JPMorgan Chase & Co.                                200,000        9,076,000
   Leucadia National Corp.                               8,000          486,000
                                                                ---------------
                                                                     86,099,862

   Diversified Telecommunication
   Services--0.4%

   AT&T, Inc.                                          912,100       23,906,141
   BellSouth Corp.                                     300,100       10,137,378
   Cincinnati Bell, Inc. (b)                           399,400        1,677,480
   General Communication Inc. Class A (b)              715,000        8,580,000
   Qwest Communications International
      Inc. (b)                                          70,600          473,726
   Verizon Communications, Inc.                        329,000       10,866,870
                                                                ---------------
                                                                     55,641,595

   Electric Utilities--0.2%

   Mirant Corp. (b)                                    425,300       10,445,368
   PPL Corp.                                           601,600       17,470,464
                                                                ---------------
                                                                     27,915,832

   Electronic Equipment
   & Instruments--0.1%

   Sanmina-SCI Corp. (b)(d)                          1,450,000        7,525,500
   Solectron Corp. (b)                               1,172,205        4,688,820
                                                                ---------------
                                                                     12,214,320

   Energy Equipment & Services--1.4%

   Baker Hughes, Inc. (d)                               67,900        5,488,357
   ENSCO International, Inc.                           298,300       15,956,067
   GlobalSantaFe Corp.                                 625,000       38,256,250
   Halliburton Co.                                     200,000       15,630,000
   Key Energy Services, Inc. (b)                       599,100       10,238,619
   Maverick Tube Corp. (b)(d)                          228,400       12,429,528
   National Oilwell Varco, Inc. (b)(d)                 100,000        6,897,000
   Noble Corp.                                         200,000       15,788,000
   Rowan Cos., Inc.                                    360,600       15,985,398
   Schlumberger Ltd.                                   550,000       38,027,000
   Tidewater, Inc.                                     100,000        5,824,000
   Todco Class A (b)                                   150,000        6,880,500
   Transocean, Inc. (b)                                112,200        9,096,054
   Weatherford International Ltd. (b)                  200,000       10,586,000
                                                                ---------------
                                                                    207,082,773

   Food & Staples Retailing--0.2%

   Albertson's, Inc.                                    19,100          483,803
   CVS Corp.                                           400,000       11,888,000
   Wal-Mart Stores, Inc.                               200,000        9,006,000
   Walgreen Co.                                        200,000        8,386,000
                                                                ---------------
                                                                     29,763,803



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (continued)

   Food Products--0.2%

   Archer-Daniels-Midland Co.                           13,200   $      479,688
   ConAgra Foods, Inc.                                 575,000       13,041,000
   Corn Products International, Inc.                   420,000       11,760,000
   Ralcorp Holdings, Inc. (b)(d)                       190,000        7,083,200
   Sara Lee Corp.                                      275,000        4,914,250
                                                                ---------------
                                                                     37,278,138

   Health Care Equipment
   & Supplies--0.2%

   Bausch & Lomb, Inc.                                 215,300       10,538,935
   Baxter International, Inc.                          250,000        9,425,000
   Boston Scientific Corp. (b)                         200,000        4,648,000
   Waters Corp. (b)                                    150,000        6,798,000
                                                                ---------------
                                                                     31,409,935

   Health Care Providers
   & Services--0.8%

   Aetna, Inc.                                         250,000        9,625,000
   AmerisourceBergen Corp.                             150,000        6,472,500
   Cardinal Health, Inc.                                 6,500          437,775
   HCA, Inc.                                           400,000       17,556,000
   Health Management Associates, Inc.
      Class A                                          100,000        2,071,000
   HealthSouth Corp. (b)                               800,000        3,664,000
   Humana, Inc. (b)                                    250,000       11,295,000
   Manor Care, Inc.                                    250,000       10,962,500
   Medco Health Solutions, Inc. (b)                    100,000        5,323,000
   Tenet Healthcare Corp. (b)(d)                     1,257,200       10,459,904
   Triad Hospitals, Inc. (b)(d)                        175,000        7,210,000
   UnitedHealth Group, Inc.                            249,800       12,425,052
   WellPoint, Inc. (b)                                 200,000       14,200,000
                                                                ---------------
                                                                    111,701,731

   Hotels, Restaurants & Leisure--0.4%

   Darden Restaurants, Inc.                             12,100          479,160
   McDonald's Corp.                                  1,250,000       43,212,500
   Panera Bread Co. Class A (b)                        100,000        7,418,000
   Starbucks Corp. (b)                                  13,100          488,237
   Wendy's International, Inc.                         148,400        9,168,152
                                                                ---------------
                                                                     60,766,049

   Household Durables--0.0%

   Harman International Industries, Inc.                 4,500          395,955
   Whirlpool Corp.                                       5,400          484,650
                                                                ---------------
                                                                        880,605

   Household Products--0.0%

   Procter & Gamble Co.                                126,750        7,378,117

   IT Services--0.1%

   Accenture Ltd. Class A                               16,500          479,655
   Automatic Data Processing, Inc.                     200,000        8,816,000
   Ceridian Corp. (b)                                   19,100          462,793
   Global Payments, Inc.                                10,100          479,043
                                                                ---------------
                                                                     10,237,491

   Independent Power Producers
   & Energy Traders--0.1%

   The AES Corp. (b)                                   600,000       10,182,000



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (continued)

   Industrial Conglomerates--1.1%

   General Electric Co.                              3,699,700  $   127,972,623
   Tyco International Ltd.                           1,502,379       39,587,687
                                                                ---------------
                                                                    167,560,310

   Insurance--2.2%

   ACE Ltd.                                            584,200       32,446,468
   The Allstate Corp.                                  350,000       19,771,500
   American International Group, Inc.                1,500,000       97,875,000
   Assurant, Inc.                                      219,800       10,587,766
   Bristol West Holdings, Inc.                         164,000        3,027,440
   Endurance Specialty Holdings Ltd.                   638,500       19,767,960
   Hartford Financial Services Group, Inc.              68,700        6,315,591
   IPC Holdings, Ltd.                                  336,000        8,961,120
   Lincoln National Corp.                                8,500          493,680
   Marsh & McLennan Cos., Inc.                         171,600        5,262,972
   Platinum Underwriters Holdings Ltd.                 668,400       18,427,788
   Prudential Financial, Inc.                           70,000        5,469,100
   RenaissanceRe Holdings Ltd.                         337,000       14,170,850
   The St. Paul Travelers Cos., Inc.                   769,700       33,889,891
   W.R. Berkley Corp.                                   12,200          456,524
   XL Capital Ltd. Class A                             666,900       43,942,041
                                                                ---------------
                                                                    320,865,691

   Leisure Equipment & Products--0.0%

   Mattel, Inc.                                        400,000        6,472,000

   Machinery--0.1%

   Caterpillar, Inc.                                     6,500          492,310
   Cummins, Inc.                                         4,600          480,700
   Navistar International Corp. (b)                    410,000       10,815,800
                                                                ---------------
                                                                     11,788,810

   Media--0.5%

   CBS Corp. Class B                                   250,004        6,367,602
   Comcast Corp. Class A (b)(d)                        843,400       26,103,230
   Discovery Holding Co. (b)                            65,000          968,500
   Liberty Global, Inc. (b)                            100,000        2,071,000
   Liberty Global, Inc. Series C (b)                   100,000        1,997,000
   Liberty Media Corp. Class A (b)                     650,000        5,427,500
   The McGraw-Hill Cos., Inc.                            8,500          473,110
   NTL, Inc. (d)                                       500,000       13,740,000
   Time Warner, Inc.                                   550,000        9,570,000
   Tribune Co.                                         160,000        4,612,800
   Viacom, Inc. Class B (b)                            250,000        9,957,500
                                                                ---------------
                                                                     81,288,242

   Metals & Mining--0.7%

   AK Steel Holding Corp. (b)                          250,000        3,727,500
   Alcoa, Inc.                                       1,575,000       53,203,500
   Allegheny Technologies, Inc.                          7,400          513,116
   Freeport-McMoRan Copper & Gold, Inc.
      Class B                                          200,000       12,916,000
   Inco Ltd.                                           300,000       16,941,000
   Newmont Mining Corp.                                200,000       11,672,000
   Nucor Corp.                                           4,400          478,808
   United States Steel Corp. (d)                        65,000        4,452,500
                                                                ---------------
                                                                    103,904,424

   Multi-Utilities--0.0%

   Alliant Energy Corp.                                 14,900          476,204

   Multiline Retail--0.0%

   Nordstrom, Inc.                                      12,600          482,958



                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (continued)

   Oil, Gas & Consumable Fuels--3.9%

   Alon USA Energy, Inc.                                79,600  $     2,135,668
   Alpha Natural Resources, Inc. (b)                   309,700        7,776,567
   Amerada Hess Corp. (b)(d)                            88,600       12,693,722
   Arch Coal, Inc.                                     185,000       17,573,150
   Chevron Corp.                                       731,800       44,654,436
   ConocoPhillips                                      750,000       50,175,000
   Consol Energy, Inc.                                  76,200        6,489,192
   Devon Energy Corp.                                  200,000       12,022,000
   El Paso Corp.                                     5,043,600       65,112,876
   Exxon Mobil Corp.                                 1,500,000       94,620,000
   Foundation Coal Holdings, Inc.                      400,000       20,280,000
   International Coal Group, Inc. (b)                1,591,600       16,393,480
   James River Coal Co. (b)                             68,282        2,400,112
   Kerr-McGee Corp.                                    776,100       77,501,346
   Marathon Oil Corp.                                  494,900       39,275,264
   Murphy Oil Corp.                                    300,000       15,054,000
   Newfield Exploration Co. (b)(d)                     172,000        7,671,200
   Noble Energy, Inc.                                  172,000        7,736,560
   Occidental Petroleum Corp.                          298,800       30,698,712
   Pogo Producing Co.                                  472,000       23,453,680
   Rosetta Resources, Inc. (b)(j)                      500,000       10,065,000
   Stone Energy Corp. (b)                              236,100       11,120,310
   Williams Cos., Inc.                                  59,500        1,304,835
                                                                ---------------
                                                                    576,207,110

   Paper & Forest Products--0.2%

   Bowater, Inc.                                       450,000       12,271,500
   International Paper Co.                             599,900       21,806,365
                                                                ---------------
                                                                     34,077,865

   Personal Products--0.1%

   Avon Products, Inc.                                 350,000       11,413,500

   Pharmaceuticals--1.7%

   Abbott Laboratories                                 445,670       19,047,936
   Andrx Corp. (b)                                     247,900        5,778,549
   Bristol-Myers Squibb Co.                            902,100       22,895,298
   Eli Lilly & Co.                                     310,000       16,405,200
   Johnson & Johnson                                   900,000       52,749,000
   King Pharmaceuticals, Inc. (b)                       39,900          693,861
   Merck & Co., Inc.                                   908,200       31,260,244
   Pfizer, Inc.                                      2,267,700       57,440,841
   Schering-Plough Corp.                               689,800       13,326,936
   Valeant Pharmaceuticals International               683,000       12,225,700
   Watson Pharmaceuticals, Inc. (b)                    130,000        3,697,200
   Wyeth                                               450,000       21,901,500
                                                                ---------------
                                                                    257,422,265

   Real Estate--0.2%

   Aames Investment Corp.                              200,000        1,060,000
   Friedman Billings Ramsey Group, Inc.
      Class A (d)                                    2,250,000       24,322,500
   ProLogis                                             59,655        2,995,874
   Ventas, Inc.                                        146,830        4,796,936
                                                                ---------------
                                                                     33,175,310

   Road & Rail--1.2%

   CSX Corp.                                         1,279,000       87,598,710
   Norfolk Southern Corp.                              352,500       19,035,000
   Union Pacific Corp.                                 774,900       70,678,629
                                                                ---------------
                                                                    177,312,339



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Common Stocks                       Held         Value

United States (concluded)

   Semiconductors & Semiconductor
   Equipment--0.2%

   Advanced Micro Devices, Inc. (b)                     14,100  $       456,135
   Agere Systems, Inc. (b)                             279,500        4,393,740
   Cirrus Logic, Inc. (b)                              359,200        3,394,440
   Intel Corp.                                         921,000       18,401,580
   Intersil Corp. Class A                               16,500          488,565
   Nvidia Corp. (b)                                     16,000          467,520
   Photronics, Inc. (b)                                300,000        5,391,000
                                                                ---------------
                                                                     32,992,980

   Software--1.5%

   Borland Software Corp. (b)                          193,100          984,810
   CA, Inc. (d)                                      2,503,589       63,491,017
   Compuware Corp. (b)                                 300,000        2,304,000
   Microsoft Corp.                                   3,942,800       95,218,620
   Novell, Inc. (b)                                  4,458,400       36,648,048
   Red Hat, Inc. (b)                                    17,400          511,386
   Symantec Corp. (b)                                  475,000        7,780,500
   TIBCO Software, Inc. (b)                          1,095,000        9,438,900
                                                                ---------------
                                                                    216,377,281

   Specialty Retail--0.2%

   Circuit City Stores, Inc.                            20,000          575,000
   Home Depot, Inc.                                    250,000        9,982,500
   Office Depot, Inc. (b)                               13,000          527,540
   Pier 1 Imports, Inc. (d)                            620,000        7,483,400
   RadioShack Corp.                                    220,000        3,740,000
   Staples, Inc.                                        18,500          488,585
                                                                ---------------
                                                                     22,797,025

   Textiles, Apparel & Luxury
   Goods--0.0%

   Polo Ralph Lauren Corp.                               8,000          485,760
   Unifi, Inc. (b)                                   2,012,000        6,780,440
                                                                ---------------
                                                                      7,266,200

   Thrifts & Mortgage Finance--0.2%

   Fannie Mae                                          300,000       15,180,000
   Washington Mutual, Inc.                             300,000       13,518,000
                                                                ---------------
                                                                     28,698,000

   Tobacco--0.3%

   Alliance One International, Inc.                  1,713,100        7,503,378
   Altria Group, Inc.                                  424,800       31,078,368
   Reynolds American, Inc.                               4,500          493,425
                                                                ---------------
                                                                     39,075,171

   Trading Companies
   & Distributors--0.0%

   MSC Industrial Direct Co. Class A                     9,200          477,112

   Transportation Infrastructure--0.3%

   Macquarie Infrastructure Co. Trust (r)            1,452,900       42,424,680

   Wireless Telecommunication
   Services--0.4%

   Alltel Corp. (d)                                    450,000       28,966,500
   Sprint Nextel Corp.                                 939,200       23,292,160
                                                                ---------------
                                                                     52,258,660

   Total Common Stocks in the United States                       3,770,713,467


   Total Common Stocks
   (Cost--$6,178,110,677)--60.3%                                  8,935,391,407



                                                        Shares
Country               Mutual Funds                        Held         Value

Vietnam--0.0%

   Vietnam Enterprise Investments Ltd.
      Redeemable Shares (b)                          1,272,540  $     3,435,858

   Total Mutual Funds (Cost--$1,500,000)--0.0%                        3,435,858



                      Preferred
         Industry     Stocks

Australia--0.2%

   Commercial Banks--0.2%

   National Australia Bank Ltd., 7.875% (c)            492,000       23,050,200

   Total Preferred Stocks in Australia                               23,050,200


United States--0.4%

   Diversified Telecommunication
   Services--0.0%

   McLeodUSA, Inc. Series A, 2.50% (c)                 104,238              208

   Insurance--0.1%

   IPC Holdings, Ltd., 7.25% (c)                        73,300        1,896,638
   MetLife, Inc. Series B, 6.375% (c)                  372,100       10,426,242
   XL Capital Ltd., 6.50% (c)                          340,000        7,500,400
                                                                ---------------
                                                                     19,823,280

   Oil, Gas & Consumable Fuels--0.1%

   El Paso Corp., 4.99% (c)                             10,650       12,222,206

   Thrifts & Mortgage Finance--0.2%

   Fannie Mae Series 2004-1, 5.375% (c)                    385       36,658,499

   Total Preferred Stocks in the United States                       68,704,193

   Total Preferred Stocks
   (Cost--$83,716,259)--0.6%                                         91,754,393



                      Warrants (k)

Russia--0.0%

   Diversified Telecommunication
   Services--0.0%

   Metromedia International Group, Inc.
      (expires 6/01/2006)                               47,330               47

   Total Warrants in Russia                                                  47


United Kingdom--0.0%

   Capital Markets--0.0%

   Deutsche Bank AG (expires 9/15/2006)              4,959,499        1,216,978

   Total Warrants in the United Kingdom                               1,216,978


United States--0.0%

   Diversified Telecommunication
   Services--0.0%

   AboveNet, Inc. (expires 9/08/2008)                   10,894           98,046
   AboveNet, Inc. (expires 9/08/2010)                   12,816          115,344
   McLeodUSA, Inc. (expires 4/16/2007)                 230,981              231

   Total Warrants in the United States                                  213,621

   Total Warrants (Cost--$5,937,437)--0.0%                            1,430,646



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                        Shares
Country  Industry     Rights                              Held         Value

China--0.0%

   Insurance--0.0%

   Hutchinson China Meditech (g)                           170   $            0

   Total Rights in China                                                      0


Switzerland--0.0%

   Insurance--0.0%

   Swiss Reinsurance (g)                               148,183                0

   Total Rights in Switzerland                                                0


United States--0.0%

   Commercial Services & Supplies--0.0%

   Information Resources, Inc. (i)                     826,400          553,688

   Total Rights in the United States                                    553,688

   Total Rights (Cost--$1,388,352)--0.0%                                553,688



                      Fixed Income Securities


                                                          Face
                      Corporate Bonds                   Amount

Brazil--0.1%

   Commercial Banks--0.0%

   Banco Nacional de Desenvolvimento
      Economico e Social, 5.727%
      due 6/16/2008 (a)                     USD      5,500,000        5,424,375

   Food Products--0.1%

   Cosan SA Industria e Comercio,
      9% due 11/01/2009 (j)                         11,000,000       11,715,000

   Total Corporate Bonds in Brazil                                   17,139,375


Canada--0.1%

   Metals & Mining--0.0%

   Bema Gold Corp., 3.25%
      due 2/25/2011 (c)                              1,360,000        1,773,984

   Wireless Telecommunication
   Services--0.1%

   Rogers Wireless Communications,
      Inc.:
         8.035% due 12/15/2010 (a)                  11,600,000       11,948,000
         7.625% due 12/15/2011              CAD      6,250,000        5,940,163
                                                                ---------------
                                                                     17,888,163

   Total Corporate Bonds in Canada                                   19,662,147


Chile--0.3%

   Electric Utilities--0.3%

   Empresa Electrica del Norte
      Grande SA, 5%
      due 11/05/2017                        USD     49,287,690       45,344,675

   Total Corporate Bonds in Chile                                    45,344,675


China--0.1%

   Industrial Conglomerates--0.1%

   Beijing Enterprises Investment
      Ltd., 0% due 12/21/2010 (c)(l)                12,910,000       15,266,075

   Total Corporate Bonds in China                                    15,266,075




                                                          Face
Country  Industry     Corporate Bonds                   Amount         Value

Europe--0.8%

   Commercial Banks--0.8%

   European Investment Bank:
         4% due 1/15/2007                   EUR     30,700,000  $    38,864,482
         0% due 5/01/2008 (l)               BRL     27,500,000        9,916,937
         0% due 9/12/2008 (j)(l)                   104,363,970       35,754,036
         0% due 9/21/2010 (j)(l)                   127,600,000       33,399,319

   Total Corporate Bonds in Europe                                  117,934,774


France--0.9%

   Commercial Banks--0.9%
   ERAP:
         2.875% due 7/12/2006               EUR     39,150,000       49,312,272
         3.375% due 4/25/2008                       64,650,000       81,338,702
                                                                ---------------
                                                                    130,650,974

   Software--0.0%

   Infogrames Entertainment SA
      Series WW, 4% due 4/01/2009 (c)                1,505,000          768,909

   Total Corporate Bonds in France                                  131,419,883


Germany--1.7%

   Commercial Banks--1.7%

   KfW--Kreditanstalt fuer
      Wiederaufbau:
         4.125% due 6/07/2006               GBP     34,250,000       62,215,707
         4.80% due 10/27/2006                        7,700,000       13,995,928
         3.125% due 11/15/2006              EUR     39,150,000       49,282,190
         5.375% due 12/07/2007              GBP     11,550,000       21,195,938
         4.50% due 12/07/2008                       13,050,000       23,518,962
         4.25% due 7/04/2014                EUR     38,750,000       49,555,991
   Norddeutsche Landesbank
      Girozentrale, 0.45%
      due 1/19/2009                         JPY  3,350,000,000       29,017,747

   Total Corporate Bonds in Germany                                 248,782,463


Hong Kong--0.2%

   Industrial Conglomerates--0.1%

   Hutchison Whampoa International Ltd.,
      5.45% due 11/24/2010                  USD     15,000,000       14,791,995

   Real Estate--0.1%

   Hongkong Land CB 2005 Ltd.,
      2.75% due 12/21/2012 (c)                       7,500,000        8,578,125

   Total Corporate Bonds in Hong Kong                                23,370,120


India--0.7%

   Automobiles--0.4%

   Tata Motors Ltd. (c):
         1% due 7/31/2008 (j)                        8,100,000       29,797,875
         Series 2, 1% due 4/27/2011                 13,690,000       16,564,900
                                                                ---------------
                                                                     46,362,775

   Media--0.2%

   Zee Telefilms Ltd, 0.50%
      due 4/29/2009 (c)                             27,770,000       32,490,900

   Metals & Mining--0.0%

   Gujarat NRE Coke Ltd., 0%
      due 4/12/2011 (c)(l)                           5,100,000        4,985,250

   Thrifts & Mortgage Finance--0.1%

   Housing Development Finance Corp.,
      0% due 9/27/2010 (c)(l)                       11,100,000       12,315,128

   Total Corporate Bonds in India                                    96,154,053



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                          Face
Country  Industry     Corporate Bonds                   Amount         Value

Japan--0.3%

   Commercial Banks--0.3%

   The Bank of Kyoto Ltd. Series 1,
      1.90% due 9/30/2009 (c)               JPY  1,783,000,000  $    32,521,483
   The Mie Bank Ltd., 1%
      due 10/31/2011 (c)                           379,000,000        4,337,592
                                                                ---------------
                                                                     36,859,075

   Insurance--0.0%

   ASIF III Jersey Ltd., 0.95%
      due 7/15/2009                                735,000,000        6,376,234

   Total Corporate Bonds in Japan                                    43,235,309


Malaysia--0.3%

   Diversified Financial Services--0.2%

   Feringghi Capital Ltd., 0%
      due 12/22/2009 (c)(l)                 USD     15,900,000       16,416,750
   Johor Corp., 1% due 7/31/2009            MYR     38,600,000       11,821,217
                                                                ---------------
                                                                     28,237,967

   Electric Utilities--0.0%

   TNB Capital (L) Ltd., 2.625%
      due 11/20/2007 (c)                    USD      4,500,000        5,011,875

   Food Products--0.0%

   IOI Investment Bhd, 0%
      due 9/18/2009 (c)(l)                           2,700,000        3,574,373

   Multi-Utilities--0.1%

   YTL Power Finance Cayman Ltd.,
      0% due 5/09/2010 (c)(l)                        7,300,000        7,774,500

   Total Corporate Bonds in Malaysia                                 44,598,715


Mexico--0.1%

   Household Durables--0.1%

   Vitro Envases Norteamerica SA de CV:
         10.75% due 7/23/2011                        2,500,000        2,643,750
         10.75% due 7/23/2011 (j)                   10,920,000       11,520,600

   Total Corporate Bonds in Mexico                                   14,164,350


Netherlands--0.4%

   Commercial Banks--0.2%

   Bank Nederlandse Gemeenten,
      4.625% due 12/07/2006                 GBP     17,000,000       30,856,903

   Semiconductors & Semiconductor
   Equipment--0.2%

   ASM International NV (c):
         4.25% due 12/06/2011               USD      1,500,000        1,600,026
         4.25% due 12/06/2011 (j)                    4,235,000        4,510,275
   Infineon Technologies Holding
         BV, 4.25% due 2/06/2007 (c)        EUR     22,850,000       28,872,277
                                                                ---------------
                                                                     34,982,578

   Total Corporate Bonds in the Netherlands                          65,839,481


South Korea--0.1%

   Wireless Telecommunication
   Services--0.1%

   LG Telecom Ltd.:
         8.25% due 7/15/2009                USD        250,000          265,921
         8.25% due 7/15/2009 (j)                    15,750,000       16,751,574

   Total Corporate Bonds in South Korea                              17,017,495



                                                          Face
Country  Industry     Corporate Bonds                   Amount         Value

Sweden--0.2%

   Diversified Financial Services--0.2%

   Svensk Exportkredit AB, 10.50%
      due 9/29/2015                         TRY     31,600,790  $    24,280,698

   Total Corporate Bonds in Sweden                                   24,280,698


Taiwan--0.1%

   Construction Materials--0.1%

   Taiwan Cement Corp., 0%
      due 3/03/2009 (c)(l)                  USD     15,850,000       20,700,972

   Total Corporate Bonds in Taiwan                                   20,700,972


United Kingdom--0.2%

   Commercial Banks--0.1%

   International Bank for Reconstruction
      & Development, 7.125%
      due 7/30/2007                         GBP      3,850,000        7,209,310

   Diversified Telecommunication
   Services--0.1%

   Colt Telecom Group Plc, 2%
      due 4/03/2007 (c)                     EUR     11,575,000       18,444,298

   Total Corporate Bonds in the United Kingdom                       25,653,608


United States--2.2%

   Aerospace & Defense--0.0%

   GenCorp, Inc., 5.75%
      due 4/15/2007 (c)                     USD      3,700,000        4,107,000

   Airlines--0.0%

   Northwest Airlines, Inc.
      Series 1999-3-B, 9.485%
      due 10/01/2016 (o)                             4,941,985          914,267

   Biotechnology--0.2%

   Abgenix, Inc. (c):
         3.50% due 3/15/2007                        12,765,000       12,653,306
         1.75% due 12/15/2011                          440,000          810,920
         1.75% due 12/15/2011 (j)                    5,000,000        9,215,000
   Cell Genesys, Inc., 3.125%
      due 11/01/2011 (c)                             2,170,000        1,934,013
   Nabi Biopharmaceuticals,
      2.875% due 4/15/2025 (c)                       3,520,000        3,062,400
                                                                ---------------
                                                                     27,675,639

   Capital Markets--0.3%

   UBS AG, Jersey Branch, 0%
      due 12/01/2010 (l)                            43,500,000       43,500,000

   Communications Equipment--0.0%

   Lucent Technologies, Inc., 8%
      due 8/01/2031 (c)                              5,790,000        5,833,425

   Construction & Engineering--0.3%

   Foster Wheeler LLC Series A,
      10.359% due 9/15/2011 (r)                     19,056,750       20,867,141
   J Ray McDermott SA,11%
      due 12/15/2013 (j)                            14,765,000       17,145,856
                                                                ---------------
                                                                     38,012,997

   Consumer Finance--0.0%

   HSBC Finance Corp., 6.40%
      due 6/17/2008                                    170,000          173,424



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                          Face
Country  Industry     Corporate Bonds                   Amount         Value

United States (continued)

   Containers & Packaging--0.0%

   Crown Cork & Seal Co., Inc.,
      7.50% due 12/15/2096                  USD      5,904,000  $     4,856,040

   Diversified Financial
   Services--0.1%

   American Honda Finance Corp.,
      3.85% due 11/06/2008                             120,000          115,571
   General Electric Capital Corp.,
      1.40% due 11/02/2006                  JPY  1,500,000,000       13,215,473
   Triad Acquisition Corp. Series B,
      11.125% due 5/01/2013                 USD      3,805,000        3,766,950
                                                                ---------------
                                                                     17,097,994

   Health Care Providers & Services--0.1%

   Tenet Healthcare Corp., 9.25%
      due 2/01/2015 (j)                             10,000,000       10,200,000

   Hotels, Restaurants & Leisure--0.1%

   Uno Restaurant Corp.,10%
      due 2/15/2011 (j)                             14,440,000       11,552,000

   Independent Power Producers
   & Energy Traders--0.4%

   The AES Corp., 8.375%
      due 3/01/2011                         GBP      3,393,000        6,259,806
   Calpine Corp., 8.75%
      due 7/15/2013 (j)(o)                  USD      7,230,000        6,615,450
   Calpine Generating Co. LLC (a):
         8.773% due 4/01/2009                       28,300,000       29,573,500
         10.773% due 4/01/2010                      15,500,000       16,546,250
                                                                ---------------
                                                                     58,995,006

   Insurance--0.0%

   AIG SunAmerica Global Financing VII,
      5.85% due 8/01/2008                              170,000          171,072
   Fortis Insurance NV, 7.75%
      due 1/26/2008 (c)(j)                           4,945,000        6,465,588
                                                                ---------------
                                                                      6,636,660

   Oil, Gas & Consumable Fuels--0.1%

   McMoRan Exploration Co. (c):
         5.25% due 10/06/2011                        7,695,000        9,041,625
         5.25% due 10/06/2011 (j)                    6,425,000        7,549,375
                                                                ---------------
                                                                     16,591,000

   Paper & Forest Products--0.1%

   Mandra Forestry,12%
      due 5/15/2013 (j)(q)                          22,750,000       19,565,000

   Semiconductors & Semiconductor
   Equipment--0.2%

   Conexant Systems, Inc., 4%
      due 2/01/2007 (c)(d)                          22,400,000       22,064,000
   LSI Logic Corp., 4% due 11/01/2006 (c)            9,050,000        8,970,813
                                                                ---------------
                                                                     31,034,813

   Specialty Retail--0.0%

   General Nutrition Centers, Inc.,
      8.625% due 1/15/2011                           1,890,000        1,937,250



                                                          Face
Country  Industry     Corporate Bonds                   Amount         Value

United States (concluded)

   U.S. Government Agency--0.2%

   Fannie Mae, 2.125%
      due 10/09/2007                        USD  2,500,000,000  $    22,380,495

   Wireless Telecommunication
   Services--0.1%

   Nextel Communications, Inc.,
      5.25% due 1/15/2010 (c)                       14,325,000       14,128,229

   Total Corporate Bonds in the United States                       335,191,239

   Total Corporate Bonds
   (Cost--$1,199,342,453)--8.8%                                   1,305,755,432



      Floating Rate Loan Interests (p)

Mexico--0.0%

   Household Durables--0.0%

   Vitro Envases Norteamerica SA
      de CV Term Loan, 10.08%
      due 2/23/2010                         USD      6,583,000        6,632,373

   Total Floating Rate Loan Interests in Mexico                       6,632,373


United States--0.2%

   Containers & Packaging--0.2%

   Anchor Glass Container Corp. Debtor
      In Possession Term Loan, 11.917%
      due 9/30/2006                                 22,764,000       23,219,280

   Textiles, Apparel & Luxury Goods--0.0%

   Galey & Lord, Inc. Term Loan,10.17%
      due 7/31/2009 (o)                              7,995,080          239,852

   Total Floating Rate Loan Interests in the
   United States                                                     23,459,132

   Total Floating Rate Loan Interests
   (Cost--$34,554,960)--0.2%                                         30,091,505



   Foreign Government Obligations

Canada--0.2%

   Canadian Government Bond:
         4.25% due 9/01/2008                CAD        350,000          312,787
         4% due 9/01/2010                           38,600,000       34,016,777
         5.25% due 6/01/2013                           521,000          487,445
         Series WL43, 5.75%
         due 6/01/2029                                 175,000          182,282

   Total Foreign Government Obligations in Canada                    34,999,291


France--0.8%

   Caisse d'Amortissement de la
      Dette Sociale, 4%
      due 10/25/2014                        EUR     23,500,000       29,502,687
   Unedic, 3.50% due 9/18/2008                      64,650,000       81,324,369

   Total Foreign Government Obligations in France                   110,827,056



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                          Face
Country  Foreign Government Obligations                 Amount         Value

Germany--0.5%

   Federal State of North Rhine
      Westphalia Series 387, 4.25%
      due 2/16/2007                         EUR     51,000,000    $  64,740,583

   Total Foreign Government Obligations in Germany                   64,740,583


Hong Kong--0.3%

   Hong Kong Government Bond,
      4.23% due 3/21/2011                   HKD    327,000,000       41,542,810

   Total Foreign Government Obligations in Hong Kong                 41,542,810


Iceland--0.1%

   Iceland Rikisbref, 7.25%
      due 5/17/2013                         ISK  1,316,000,000       16,145,062

   Total Foreign Government Obligations in Iceland                   16,145,062


Italy--0.1%

   Italy Government International
      Bond, 0.375%
      due 10/10/2006                        JPY  2,075,000,000       18,194,934

   Total Foreign Government Obligations in Italy                     18,194,934


Malaysia--0.5%

   Malaysia Government Bond:
         3.756% due 4/28/2011               MYR    109,500,000       29,621,978
         Series 386X, 8.60%
         due 12/01/2007                            161,250,000       47,809,680

   Total Foreign Government Obligations in Malaysia                  77,431,658


Netherlands--0.2%

   Netherlands Government Bond,
      3.75% due 7/15/2014                   EUR     24,000,000       29,855,901

   Total Foreign Government Obligations
   in the Netherlands                                                29,855,901


New Zealand--0.1%

   New Zealand Government Bond
      Series 216, 4.50%
      due 2/14/2016                         NZD     21,250,000       18,283,215

   Total Foreign Government Obligations in
   New Zealand                                                       18,283,215


Poland--0.3%

   Poland Government Bond, 3%
      due 8/24/2016                         PLN    123,500,000       40,983,847

   Total Foreign Government Obligations in Poland                    40,983,847


Sweden--0.3%

   Sweden Government Bond
      Series 3101, 4%
      due 12/01/2008                        SEK    275,750,000       46,220,924

   Total Foreign Government Obligations in Sweden                    46,220,924


United Kingdom--0.0%

   United Kingdom Gilt:
      7.25% due 12/07/2007                  GBP        260,000          491,730
      8% due 6/07/2021                                  85,000          211,294

   Total Foreign Government Obligations
   in the United Kingdom                                                703,024

   Total Foreign Government Obligations
   (Cost--$493,941,201)--3.4%                                       499,928,305



                                                          Face
Country  U.S. Government Obligations                    Amount         Value

United States--10.7%

   U.S. Treasury Inflation Indexed Bonds:
         0.875% due 4/15/2010 (d)           USD    272,515,320   $  259,166,430
         2.375% due 4/15/2011                      102,088,740      102,731,287
         1.875% due 7/15/2015 (h)                  455,031,236      440,083,706
         2% due 1/15/2016                          461,700,975      427,046,996
   U.S. Treasury Notes:
         3.625% due 4/30/2007 (d)                   60,250,000       59,482,776
         3.50% due 5/31/2007 (d)                    60,500,000       59,594,859
         4.375% due 12/31/2007 (d)                  34,750,000       34,460,880
         4.875% due 4/30/2008                       34,000,000       34,002,652
         4% due 6/15/2009                           23,250,000       22,654,219
         4.75% due 5/15/2014 (d)                    11,150,000       10,942,242
         4.25% due 8/15/2014 (d)                    24,750,000       23,439,017
         4.25% due 11/15/2014 (d)                  118,225,000      111,754,900

   Total U.S. Government Obligations
   (Cost--$1,612,270,451)--10.7%                                  1,585,359,964



   Structured Notes

Brazil--1.0%

   JPMorgan Chase Bank (j):
         (NTN-B Linked Notes), 6%
         due 8/15/2010                      BRL    283,523,928      119,888,763
         (NTN-B Linked Notes), 6%
         due 8/17/2010                              59,366,894       25,103,431

   Total Structured Notes in Brazil                                 144,992,194


United States--1.2%

   The Goldman Sachs Group, Inc.:
         (DAX Linked Notes), 0%
         due 10/19/2007                     USD     65,600,000       64,583,069
         (TOPIX Linked Notes), 0%
         due 2/16/2008                              50,060,000       50,219,191
         (TOPIX Linked Notes, Series B),
         0% due 1/31/2007                           51,935,000       58,551,779

   Total Structured Notes in the United States                      173,354,039

   Total Structured Notes
   (Cost--$310,774,855)--2.2%                                       318,346,233

   Total Fixed Income Securities
   (Cost--$3,650,883,920)--25.3%                                  3,739,481,439



                                                    Beneficial
   Other Interests (f)                                Interest

United States--0.0%

   Diversified Telecommunication
   Services--0.0%
   AboveNet, Inc. (Litigation Trust
      Certificates)                         USD     19,750,000                0

   Total Other Interests (Cost--$0)--0.0%                                     0



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                  Face Amount/
Country  Short-Term Securities             Beneficial Interest         Value

Europe--3.4%

   Time Deposits--3.4%
   Euro Time Deposit:
         2.57% due 5/05/2006                EUR     55,968,393   $   70,500,702
         2.58% due 5/12/2006                        84,763,002      106,771,892
         2.615% due 5/19/2006                       67,971,743       85,620,748
         2.63% due 5/26/2006                        84,845,138      106,875,354
         2.59% due 6/02/2006                        64,222,706       80,898,266
         2.635% due 6/09/2006                       43,493,904       54,787,187

   Total Short-Term Securities in Europe                            505,454,149


Singapore--0.3%

   Time Deposits--0.3%

   Singapore Dollar Time Deposit,
      3.23% due 5/12/2006                   SGD     70,828,596       44,782,876

   Total Short-Term Securities in Singapore                          44,782,876


Switzerland--0.4%

   Time Deposits--0.4%

   Swiss Franc Time Deposit, 1.10%
      due 5/05/2006                         CHF     74,364,049       59,790,190

   Total Short-Term Securities in Switzerland                        59,790,190


United States--14.0%

   Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I,
      4.75% (m)(s)                          USD  1,317,497,998    1,317,497,998
   Merrill Lynch Liquidity Series,
      LLC Money Market Series,
      4.89% (m)(n)(s)                              751,072,329      751,072,329

   Total Short-Term Securities in the United States               2,068,570,327

   Total Short-Term Securities
   (Cost--$2,658,909,409)--18.1%                                  2,678,597,542



                                                     Number of
         Options Purchased                           Contracts

Put Options Purchased

   Schering-Plough Corp., expiring
      May 2006 at USD 20                                 2,000          160,000

   Total Options Purchased
   (Premiums Paid--$234,240)--0.0%                                      160,000

   Total Investments
   (Cost--$12,580,680,294)--104.3%                               15,450,804,973



         Options Written

Call Options Written

   3Com Corp., expiring January 2007
      at USD  5                                          9,350        (981,750)
   Andrx Corp., expiring January 2007
      at USD 20                                          2,275      (1,092,000)
   Arch Coal, Inc., expiring January 2007
      at USD 75                                          1,850      (4,828,500)



                                                     Number of
         Options Written                             Contracts         Value

Call Options Written (continued)

   Bausch & Lomb, Inc.:
         expiring October 2006 at USD 45                   669  $     (474,990)
         expiring January 2007 at USD 50                 1,484        (727,160)
   CA, Inc., expiring January 2007 at USD 30             2,263        (135,780)
   CBS Corp. Class B, expiring
      January 2007 at USD 27.5                           1,562        (187,440)
   Career Education Corp.:
         expiring January 2007 at USD 25                 1,750      (2,380,000)
         expiring January 2007 at USD 30                 1,750      (1,680,000)
         expiring January 2007 at USD 35                 3,400      (2,074,000)
   Chicago Bridge & Iron Co. NV, expiring
      January 2007 at USD 25                             1,352        (486,720)
   Cirrus Logic, Inc., expiring January 2007
      at USD  5                                          3,592      (1,724,160)
   Cisco Systems, Inc.:
         expiring January 2007 at USD 17.5               3,619      (1,592,360)
         expiring January 2007 at USD 22.5               4,000        (540,000)
   Corinthian Colleges, Inc., expiring
      January 2007 at USD 12.5                          14,812      (5,184,200)
   Extreme Networks Inc., expiring
      January 2007 at USD  5                             7,000        (350,000)
   Fannie Mae, expiring January 2007
      at USD 50                                          1,000        (550,000)
   Kerr-McGee Corp., expiring
      January 2007 at USD 100                            2,571      (3,033,780)
   Knight Capital Group, Inc. Class A,
      expiring January 2007 at USD 7.5                  10,180      (9,772,800)
   Lexmark International, Inc. Class A,
      expiring January 2007 at USD 50                    4,275      (2,137,500)
   Mattel, Inc., expiring January 2007
      at USD 15                                          4,000        (920,000)
   McDermott International, Inc.:
         expiring January 2007 at USD 22.5                 739      (2,896,880)
         expiring January 2007 at USD 35                 2,000      (5,520,000)
         expiring January 2007 at USD 40                 2,000      (4,660,000)
         expiring January 2007 at USD 55                 1,050      (1,291,500)
   McDonald's Corp., expiring
      January 2007 at USD 35                            12,500      (3,437,500)
   Molson Coors Brewing Co. Class B,
      expiring January 2007 at USD 60                      904      (1,464,480)
   Motorola, Inc., expiring January 2007
      at USD 22.5                                       12,594      (2,392,860)
   Murphy Oil Corp., expiring January 2007
      at USD 50                                          1,500        (855,000)
   Norfolk Southern Corp., expiring
      January 2007 at USD 40                             3,525      (5,534,250)
   Novell, Inc.:
         expiring January 2007 at USD 5                  4,454      (1,603,440)
         expiring January 2007 at USD 7.5               40,130      (6,019,500)
   Panera Bread Co. Class A, expiring
      August 2006 at USD 65                              1,000      (1,160,000)
   Pfizer, Inc., expiring January 2007 at USD 25         5,000        (900,000)
   Pogo Producing Co., expiring January 2007
      at USD 50                                          2,800      (1,512,000)
   Quanta Services, Inc.:
         expiring May 2006 at USD 12.5                   1,000        (380,000)
         expiring January 2007 at USD 10                 2,224      (1,534,560)
         expiring January 2007 at USD 12.5               2,930      (1,377,100)
   Suncor Energy, Inc., expiring January 2007
      at USD 50                                          3,000     (11,370,000)



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                     Number of
         Options Written                             Contracts         Value

Call Options Written (continued)

   TIBCO Software, Inc., expiring
      January 2007 at USD 7.5                           10,950  $   (2,025,750)
   Tellabs, Inc., expiring January 2007
      at USD 12.5                                        2,500      (1,100,000)
   Tenet Healthcare Corp.:
         expiring May 2006 at USD 7                      4,072        (590,440)
         expiring January 2007 at USD 7.5                5,000        (900,000)
   Tyco International Ltd., expiring
      January 2007 at USD 25                             2,500        (800,000)
   Valeant Pharmaceuticals International,
      expiring January 2007 at USD 15                    6,830      (2,732,000)



                                                     Number of
         Options Written                             Contracts         Value

Call Options Written (concluded)

   Vodafone Group Plc, expiring
      January 2007 at USD 20                             3,472  $   (1,492,960)
   Wendy's International, Inc., expiring
      January 2007 at USD 45                             1,484      (2,745,400)

   Total Options Written
   (Premiums Received--$60,647,466)--(0.7%)                       (107,148,760)

Total Investments, Net of Options Written,
(Cost--$12,520,032,828*)--103.6%                                 15,343,656,213
Liabilities in Excess of Other Assets--(3.6%)                     (530,383,163)
                                                                ---------------
Net Assets--100.0%                                              $14,813,273,050
                                                                ===============


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                               $   12,542,355,537
                                                 ==================
    Gross unrealized appreciation                $    3,033,573,934
    Gross unrealized depreciation                     (232,273,258)
                                                 ------------------
    Net unrealized appreciation                  $    2,801,300,676
                                                 ==================


(a) Floating rate note.

(b) Non-income producing security.

(c) Convertible security.

(d) Security, or a portion of security, is on loan.

(e) Depositary receipts.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) The rights may be exercised until 5/08/2006.

(h) All or a portion of security held as collateral in connection with open financial futures contracts.

(i) The rights entitle holders to potential cash distributions pending litigation settlements.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(k) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(l) Represents a zero coupon bond.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                  $(966,194,281)     $32,698,165
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                  $  550,550,529     $   318,597


(n) Security was purchased with the cash proceeds from securities loans.

(o) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(p) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(q) Issued with warrants.

(r) Investments in companies (whereby the Fund held 5% or more of the companies outstanding securities) that are considered to be an affiliate, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                                                               Interest/
                                                      Net           Purchase                     Realized       Dividend
    Affiliate                                       Activity          Cost       Sales Cost       Gains          Income
    Foster Wheeler Ltd.                              (692,304)   $40,923,289    $11,835,297     $59,998,443        +++
    Foster Wheeler LLC, 10.359% due 9/15/2011
       (Series A)                                $(36,537,000)            --    $37,286,724     $ 5,226,103    $2,595,236
    Macquarie Infrastructure Co. Trust                (17,800)            --    $   494,840     $    36,668    $  726,450

       +++ Non-income producing security.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)



(s) Represents the current yield as of 4/30/2006.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Forward foreign exchange contracts purchased as of April 30, 2006 were as follows:


                                                                   Unrealized
    Foreign Currency                Settlement Date               Appreciation

    HKD    53,415,318                   May 2006                 $         202
                                                                 -------------
    Total Unrealized Appreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$6,889,350)                  $         202
                                                                 =============


  o Forward foreign exchange contracts sold as of April 30, 2006 were as follows:


                                                                   Unrealized
    Foreign Currency                Settlement Date               Depreciation

    GBP    51,136,000                   May 2006                 $ (3,542,362)
    GBP    28,581,000                  June 2006                     (885,943)
                                                                 -------------
    Total Unrealized Depreciation on Forward Foreign Exchange
    Contracts--Net (USD Commitment--$140,511,750)                $ (4,428,305)
                                                                 =============


  o Swaps outstanding as of April 30, 2006 were as follows:


                                                 Notional          Unrealized
                                                  Amount          Depreciation

    Bought credit default protection on
    United Mexican States and pay 1.12%

    Broker, Credit Suisse First Boston
    Expires May 2010                            $  6,450,000      $  (134,328)


  o Financial futures contracts purchased as of April 30, 2006 were as follows:


    Number of                                          Expiration                     Unrealized
    Contracts        Issue              Exchange          Date       Face Value      Appreciation
      145      Dax Index 25 Euro     Euronext Paris    June 2006    $ 26,612,635    $     910,369
      129     S&P 500 TSE 60 Index      Montreal       June 2006      15,502,419          313,047
                                                                                    -------------
    Total Unrealized Appreciation--Net                                              $   1,223,416
                                                                                    =============


  o Financial futures contracts sold as of April 30, 2006 were as follows:

                                                                                      Unrealized
    Number of                                          Expiration                    Appreciation
    Contracts        Issue              Exchange          Date       Face Value     (Depreciation)
      564        DJ Euro Stoxx       Euronext Paris    June 2006    $ 26,631,134    $   (280,476)
      230        FTSE 100 Index          LIFFE         June 2006      25,016,147        (167,799)
      230     TSE 10-Year Japanese
                Government Bond          Tokyo         June 2006     270,788,125        3,730,332
      927        S&P 500 Index          Chicago        June 2006     302,696,067      (2,263,758)
      634         Topix Index            Tokyo         June 2006      91,005,156      (4,705,527)
                                                                                    -------------
    Total Unrealized Depreciation--Net                                              $ (3,687,228)
                                                                                    =============

  o Currency Abbreviations:

     BRL   Brazilian Real
     CAD   Canadian Dollar
     CHF   Swiss Franc
     EUR   Euro
     GBP   British Pound
     HKD   Hong Kong Dollar
     ISK   Icelandic Krona
     JPY   Japanese Yen
     MYR   Malaysian Ringgit
     NZD   New Zealand Dollar
     PLN   Polish Zloty
     SEK   Swedish Krona
     SGD   Singapore Dollar
     TRY   Turkish Lira
     USD   U.S. Dollar

    See Notes to Financial Statements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Statement of Assets and Liabilities

As of April 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities
       loaned of $730,533,488) (identified cost--$10,408,101,806)                                                 $13,200,405,843
       Investments in affiliated securities, at value (identified cost--$2,172,344,248)                             2,250,239,130
       Put options purchased, at value (premiums paid--$234,240)                                                          160,000
       Unrealized appreciation on forward foreign exchange contracts                                                          202
       Foreign cash (cost--$203,249,638)                                                                              204,413,301
       Receivables:
           Capital shares sold                                                                 $    46,959,603
           Interest (including $241,397 from affiliates)                                            41,089,613
           Securities sold                                                                          28,857,326
           Dividends                                                                                25,713,604
           Securities lending                                                                           51,789        142,671,935
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                  248,941
                                                                                                                  ---------------
       Total assets                                                                                                15,798,139,352
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                      751,072,329
       Options written, at value (premiums received--$60,647,466)                                                     107,148,760
       Unrealized depreciation on forward foreign exchange contracts                                                    4,428,305
       Unrealized depreciation on swaps                                                                                   134,328
       Deferred foreign capital gain tax                                                                                6,025,407
       Bank overdraft                                                                                                   3,435,739
       Payables:
           Securities purchased                                                                     74,022,163
           Capital shares redeemed                                                                  19,134,069
           Investment adviser                                                                        7,284,549
           Distributor                                                                               5,608,186
           Other affiliates                                                                          3,851,624
           Variation margin                                                                            705,767
           Swaps                                                                                        31,907        110,638,265
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                           1,983,169
                                                                                                                  ---------------
       Total liabilities                                                                                              984,866,302
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $14,813,273,050
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 900,000,000 shares authorized                              $    29,310,740
       Class B Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                 12,076,896
       Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                   22,377,925
       Class I Shares of Common Stock, $.10 par value, 450,000,000 shares authorized                                   17,356,359
       Class R Shares of Common Stock, $.10 par value, 2,000,000,000 shares authorized                                    613,449
       Paid-in capital in excess of par                                                                            11,469,759,110
       Undistributed investment income--net                                                    $    14,184,221
       Undistributed realized capital gains--net                                                   434,664,585
       Unrealized appreciation--net                                                              2,812,929,765
                                                                                               ---------------
       Total accumulated earnings--net                                                                              3,261,778,571
                                                                                                                  ---------------
       Net Assets                                                                                                 $14,813,273,050
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $5,402,967,163 and 293,107,401 shares outstanding                          $         18.43
                                                                                                                  ===============
       Class B--Based on net assets of $2,177,849,451 and 120,768,962 shares outstanding                          $         18.03
                                                                                                                  ===============
       Class C--Based on net assets of $3,911,356,204 and 223,779,251 shares outstanding                          $         17.48
                                                                                                                  ===============
       Class I--Based on net assets of $3,210,664,623 and 173,563,589 shares outstanding                          $         18.50
                                                                                                                  ===============
       Class R--Based on net assets of $110,435,609 and 6,134,487 shares outstanding                              $         18.00
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Statement of Operations

For the Six Months Ended April 30, 2006
Investment Income

       Interest (net of $157,742 foreign withholding tax and including $35,293,401
       from affiliates)                                                                                           $   100,408,254
       Dividends (net of $5,001,227 foreign withholding tax and including $726,450
       from affiliates)                                                                                                85,345,058
       Securities lending--net                                                                                            318,597
       Other                                                                                                           11,431,210
                                                                                                                  ---------------
       Total income                                                                                                   197,503,119
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    48,936,168
       Account maintenance and distribution fees--Class C                                           16,308,967
       Account maintenance and distribution fees--Class B                                           10,308,453
       Account maintenance fees--Class A                                                             6,051,998
       Transfer agent fees--Class A                                                                  2,443,150
       Transfer agent fees--Class C                                                                  1,923,637
       Custodian fees                                                                                1,837,686
       Transfer agent fees--Class I                                                                  1,413,096
       Transfer agent fees--Class B                                                                  1,217,905
       Accounting services                                                                           1,116,909
       Account maintenance and distribution fees--Class R                                              207,056
       Printing and shareholder reports                                                                162,858
       Registration fees                                                                               130,932
       Professional fees                                                                               108,930
       Pricing fees                                                                                     58,648
       Transfer agent fees--Class R                                                                     41,465
       Directors' fees and expenses                                                                     26,344
       Other                                                                                           135,324
                                                                                               ---------------
       Total expenses before waiver                                                                 92,429,526
       Waiver of expenses                                                                          (5,802,647)
                                                                                               ---------------
       Total expenses after waiver                                                                                     86,626,879
                                                                                                                  ---------------
       Investment income--net                                                                                         110,876,240
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net (including $891,480 in foreign capital gain tax and
           $65,261,214 from affiliates)                                                            387,129,090
           Financial futures contracts and swaps--net                                               64,998,673
           Options written--net                                                                      4,375,368
           Foreign currency transactions--net                                                       12,787,917        469,291,048
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net (includes $5,256,768 deferred foreign capital gain tax)              1,148,453,654
           Financial futures contracts and swaps--net                                             (21,104,182)
           Options written--net                                                                   (23,256,583)
           Foreign currency transactions--net                                                      (3,789,495)      1,100,303,394
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                      1,569,594,442
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,680,470,682
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Statements of Changes in Net Assets
                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                                                                                                   April 30,         October 31,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $   110,876,240    $   165,815,719
       Realized gain--net                                                                          469,291,048        671,254,097
       Change in unrealized appreciation/depreciation--net                                       1,100,303,394        506,402,748
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,680,470,682      1,343,472,564
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                (55,102,529)      (104,385,995)
           Class B                                                                                (16,557,515)       (43,309,900)
           Class C                                                                                (27,202,664)       (44,791,237)
           Class I                                                                                (34,590,577)       (63,167,597)
           Class R                                                                                   (784,092)          (880,728)
       Realized gain--net:
           Class A                                                                               (241,423,184)       (40,397,160)
           Class B                                                                               (108,450,997)       (24,717,612)
           Class C                                                                               (164,280,083)       (21,446,556)
           Class I                                                                               (137,648,549)       (22,165,324)
           Class R                                                                                 (3,707,362)          (272,891)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders     (789,747,552)      (365,535,000)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                        1,902,216,184      1,828,372,200
                                                                                               ---------------    ---------------

Redemption Fees

       Redemption fees                                                                                  93,990            100,529
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                              2,793,033,304      2,806,410,293
       Beginning of period                                                                      12,020,239,746      9,213,829,453
                                                                                               ---------------    ---------------
       End of period*                                                                          $14,813,273,050    $12,020,239,746
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $    14,184,221    $    37,545,358
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Financial Highlights
                                                                                              Class A
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    17.30    $    15.75   $    14.27   $    11.17   $    12.50
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .17           .30          .23          .28          .35
       Realized and unrealized gain (loss)--net                       2.09++        1.88++       1.72++         3.23       (1.19)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.26          2.18         1.95         3.51        (.84)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.21)         (.45)        (.47)        (.41)        (.48)
           Realized gain--net                                          (.92)         (.18)           --           --        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                              (1.13)         (.63)        (.47)        (.41)        (.49)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    18.43    $    17.30   $    15.75   $    14.27   $    11.17
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          13.62%+++        14.12%       13.90%       32.10%      (7.08%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.07%*         1.09%        1.13%        1.18%        1.19%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.16%*         1.17%        1.18%        1.22%        1.22%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         1.96%*         1.79%        1.54%        2.28%        2.85%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $5,402,967    $4,482,210   $3,442,396   $2,675,367   $2,051,843
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             53.01%        49.08%       42.58%       45.28%       58.42%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class B
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    16.94    $    15.44   $    13.99   $    10.96   $    12.25
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .10           .17          .11          .19          .25
       Realized and unrealized gain (loss)--net                       2.05++        1.83++       1.69++         3.15       (1.16)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.15          2.00         1.80         3.34        (.91)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.14)         (.32)        (.35)        (.31)        (.37)
           Realized gain--net                                          (.92)         (.18)           --           --        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                              (1.06)         (.50)        (.35)        (.31)        (.38)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    18.03    $    16.94   $    15.44   $    13.99   $    10.96
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          13.21%+++        13.19%       13.08%       31.05%      (7.75%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.83%*         1.86%        1.89%        1.96%        1.96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.92%*         1.94%        1.95%        2.00%        2.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         1.19%*         1.04%         .75%        1.52%        2.04%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $2,177,849    $2,060,638   $2,159,322   $2,094,428   $1,787,415
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             53.01%        49.08%       42.58%       45.28%       58.42%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class C
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    16.47    $    15.04   $    13.66   $    10.72   $    12.02
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .10           .16          .11          .17          .25
       Realized and unrealized gain (loss)--net                       1.98++        1.80++       1.65++         3.10       (1.14)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.08          1.96         1.76         3.27        (.89)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.15)         (.35)        (.38)        (.33)        (.40)
           Realized gain--net                                          (.92)         (.18)           --           --        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                              (1.07)         (.53)        (.38)        (.33)        (.41)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    17.48    $    16.47   $    15.04   $    13.66   $    10.72
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          13.18%+++        13.25%       13.08%       31.03%      (7.76%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                        1.83%*         1.86%        1.90%        1.96%        1.96%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.92%*         1.94%        1.96%        2.00%        2.00%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         1.20%*         1.01%         .78%        1.45%        2.10%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $3,911,356    $2,841,071   $1,698,382   $  865,342   $  521,679
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             53.01%        49.08%       42.58%       45.28%       58.42%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Financial Highlights (continued)
                                                                                              Class I
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    17.36    $    15.80   $    14.31   $    11.20   $    12.53
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net***                                         .19           .34          .27          .32          .38
       Realized and unrealized gain (loss)--net                       2.10++        1.89++       1.72++         3.23       (1.19)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                 2.29          2.23         1.99         3.55        (.81)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions:
           Investment income--net                                      (.23)         (.49)        (.50)        (.44)        (.51)
           Realized gain--net                                          (.92)         (.18)           --           --        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions                              (1.15)         (.67)        (.50)        (.44)        (.52)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    18.50    $    17.36   $    15.80   $    14.31   $    11.20
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                          13.77%+++        14.41%       14.21%       32.42%      (6.83%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                         .82%*          .84%         .88%         .94%         .94%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                        .91%*          .92%         .94%         .97%         .98%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net                                         2.21%*         2.04%        1.79%        2.55%        3.09%
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $3,210,665    $2,574,791   $1,893,248   $1,370,866   $1,168,632
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             53.01%        49.08%       42.58%       45.28%       58.42%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
           Class I Shares are no longer subject to any front-end sales charge.

       *** Based on average shares outstanding.

        ++ Includes redemption fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Financial Highlights (concluded)
                                                                                                Class R

                                                                         For the Six                              For the Period
                                                                         Months Ended     For the Year Ended    January 3, 2003++
The following per share data and ratios have been derived                 April 30,          October 31,          to October 31,
from information provided in the financial statements.                       2006          2005          2004          2003


Per Share Operating Performance

       Net asset value, beginning of period                               $    16.93     $    15.44     $    14.04     $    11.43
                                                                          ----------     ----------     ----------     ----------
       Investment income--net**                                                  .15            .25            .21            .08
       Realized and unrealized gain--net                                   2.03+++++      1.85+++++      1.66+++++           2.71
                                                                          ----------     ----------     ----------     ----------
       Total from investment operations                                         2.18           2.10           1.87           2.79
                                                                          ----------     ----------     ----------     ----------
       Less dividends and distributions:
           Investment income--net                                              (.19)          (.43)          (.47)          (.18)
           Realized gain--net                                                  (.92)          (.18)             --             --
                                                                          ----------     ----------     ----------     ----------
       Total dividends and distributions                                      (1.11)          (.61)          (.47)          (.18)
                                                                          ----------     ----------     ----------     ----------
       Net asset value, end of period                                     $    18.00     $    16.93     $    15.44     $    14.04
                                                                          ==========     ==========     ==========     ==========

Total Investment Return

       Based on net asset value per share                                  13.46%+++         13.87%         13.60%      24.57%+++
                                                                          ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses, net of waiver                                                1.32%*          1.35%          1.38%         1.42%*
                                                                          ==========     ==========     ==========     ==========
       Expenses                                                               1.40%*          1.42%          1.45%         1.47%*
                                                                          ==========     ==========     ==========     ==========
       Investment income--net                                                 1.73%*          1.48%          1.35%         1.93%*
                                                                          ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)                           $  110,436     $   61,531     $   20,482     $      341
                                                                          ==========     ==========     ==========     ==========
       Portfolio turnover                                                     53.01%         49.08%         42.58%         45.28%
                                                                          ==========     ==========     ==========     ==========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

     +++++ Includes redemption fees, which are less than $.01 per share.

           See Notes to Financial Statements.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Notes to Financial Statements (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has voluntarily agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from ..65% to .625% for average daily net assets in excess of $7.5 billion, and from ..625% to .60% for average daily net assets in excess of $10 billion. For the six months ended April 30, 2006, MLIM earned fees of $48,936,168, of which $5,802,647 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Notes to Financial Statements (continued)


Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%
Class R                                         .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended April 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                    $ 350,611         $4,726,236
Class I                                    $   5,647         $   87,266


For the six months ended April 30, 2006, MLPF&S received contingent deferred sales charges of $681,007 and $219,318 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $45,441 relating to transactions subject to front-end sales charge waivers in Class A.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of April 30, 2006, the Fund lent securities with a value of $67,166,973. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the six months ended April 30, 2006, MLIM, LLC received $140,883 in securities lending agent fees.

In addition, MLPF&S received $367,498 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended April 30, 2006, the Fund reimbursed MLIM $122,221 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments (including paydowns), excluding short-term securities, for the six months ended April 30, 2006 were $8,032,187,821 and $5,762,723,814, respectively.

Transactions in call options written for the six months ended April 30, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received

Outstanding call options written,
   beginning of period                       198,194    $    44,791,719
Options written                              166,439         43,387,375
Options exercised                          (115,409)       (21,352,430)
Options expired                             (22,312)        (5,265,237)
Options closed                               (8,000)          (913,961)
                                     ---------------    ---------------
Outstanding call options
  written, end of period                     218,912    $    60,647,466
                                     ===============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Notes to Financial Statements (continued)


Transactions in put options written for the six months ended April 30, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts           Received
Outstanding put options written,
   beginning of period                           242    $       220,254
Options expired                                (182)          (157,128)
Options closed                                  (60)           (63,126)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  --    $            --
                                     ===============    ===============


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,902,216,184 and $1,828,372,200, for the six months ended April 30, 2006 and the year ended October 31, 2005, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                               29,322,098    $   515,711,216
Automatic conversion of shares             9,803,489        172,096,024
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          15,231,550        257,717,824
                                     ---------------    ---------------
Total issued                              54,357,137        945,525,064
Shares redeemed                         (20,295,569)      (358,230,176)
                                     ---------------    ---------------
Net increase                              34,061,568    $   587,294,888
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               40,912,172    $   681,992,456
Automatic conversion of shares            26,752,691        446,824,405
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,633,660        124,775,622
                                     ---------------    ---------------
Total issued                              75,298,523      1,253,592,483
Shares redeemed                         (34,784,591)      (581,719,523)
                                     ---------------    ---------------
Net increase                              40,513,932    $   671,872,960
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                               13,214,076    $   227,832,119
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           6,648,275        110,361,362
                                     ---------------    ---------------
Total issued                              19,862,351        338,193,481
                                     ---------------    ---------------
Automatic conversion of shares          (10,008,890)      (172,096,024)
Shares redeemed                         (10,693,155)      (184,291,792)
                                     ---------------    ---------------
Total redeemed                          (20,702,045)      (356,387,816)
                                     ---------------    ---------------
Net decrease                               (839,694)    $  (18,194,335)
                                     ===============    ===============



Class B Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               27,414,680    $   446,965,389
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,700,009         59,158,656
                                     ---------------    ---------------
Total issued                              31,114,689        506,124,045
                                     ---------------    ---------------
Automatic conversion of shares          (27,300,436)      (446,824,405)
Shares redeemed                         (22,085,329)      (360,694,309)
                                     ---------------    ---------------
Total redeemed                          (49,385,765)      (807,518,714)
                                     ---------------    ---------------
Net decrease                            (18,271,076)    $ (301,394,669)
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                               51,530,817    $   862,381,196
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          10,730,979        172,661,442
                                     ---------------    ---------------
Total issued                              62,261,796      1,035,042,638
Shares redeemed                         (11,023,700)      (184,554,741)
                                     ---------------    ---------------
Net increase                              51,238,096    $   850,487,897
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               71,803,603    $ 1,141,878,037
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,771,038         58,809,151
                                     ---------------    ---------------
Total issued                              75,574,641      1,200,687,188
Shares redeemed                         (15,981,931)      (254,289,033)
                                     ---------------    ---------------
Net increase                              59,592,710    $   946,398,155
                                     ===============    ===============



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Notes to Financial Statements (concluded)


Class I Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                               28,815,689    $   508,699,786
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           8,877,208        150,646,224
                                     ---------------    ---------------
Total issued                              37,692,897        659,346,010
Shares redeemed                         (12,449,218)      (219,546,108)
                                     ---------------    ---------------
Net increase                              25,243,679    $   439,799,902
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                               42,540,007    $   710,315,653
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           4,482,584         73,514,786
                                     ---------------    ---------------
Total issued                              47,022,591        783,830,439
Shares redeemed                         (18,532,782)      (310,048,866)
                                     ---------------    ---------------
Net increase                              28,489,809    $   473,781,573
                                     ===============    ===============



Class R Shares for the
Six Months Ended                                                 Dollar
April 30, 2006                                Shares             Amount

Shares sold                                3,327,038    $    57,259,456
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             271,363          4,488,347
                                     ---------------    ---------------
Total issued                               3,598,401         61,747,803
Shares redeemed                          (1,098,596)       (18,919,971)
                                     ---------------    ---------------
Net increase                               2,499,805    $    42,827,832
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended October 31, 2005                        Shares             Amount

Shares sold                                3,693,720    $    60,514,236
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              71,641          1,153,049
                                     ---------------    ---------------
Total issued                               3,765,361         61,667,285
Shares redeemed                          (1,456,914)       (23,953,104)
                                     ---------------    ---------------
Net increase                               2,308,447    $    37,714,181
                                     ===============    ===============


The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended April 30, 2006. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.


6. Capital Loss Carryforward:
On October 31, 2005, the Fund had a net capital loss carryforward of $23,246,540, of which $16,013,367 expires in 2008, $5,337,789 expires in 2009, and $1,895,384 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


7. Commitments:
At April 30, 2006, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to sell various foreign currencies with an approximate value of $109,000.


8. Subsequent Event:
Effective May 23, 2006, MLIM has voluntarily agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for the average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to ..70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to .625% for average daily net assets in excess of $7.5 billion, from .625% to .60% for average daily net assets in excess of $10 billion, and ..60% to .575% for average daily net assets in excess of $15 billion.



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Donald C. Burke, Vice President and Treasurer
Dennis W. Stattman, Vice President and
   Senior Portfolio Manager
Dan Chamby, Vice President and Associate
   Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.                       APRIL 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Global Allocation Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Allocation Fund, Inc.


Date: June 22, 2006